                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
             SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
        [ ]  Preliminary Proxy Statement
        [X]  Definitive Proxy Statement
        [ ]  Definitive Additional Materials
        [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule
             14a-12
        [ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                             THE LOEWEN GROUP INC.
                (Name of Registrant as Specified in its Charter)

                                      n/a
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

        [X]  No fee required.
        [ ]  Fee computed on table below per Exchange Act Rules
             14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                                      LOGO

                             THE LOEWEN GROUP INC.

                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that the Annual General Meeting (the "Meeting") of the holders of Common shares without par value ("Common Shares") of The Loewen Group Inc. (the "Company") will be held at the Radisson Hotel Burnaby, 4331 Dominion Street, Burnaby, British Columbia, Canada, at 10:30 a.m. (Pacific Daylight Time) on Friday, the 4th day of June, 1999, for the following purposes:

     1. to receive the report of the Directors to the shareholders and the financial statements of the Company for the year ended December 31, 1998, together with the report of the auditors thereon;

     2. to elect two Directors for terms of office as more particularly described in the accompanying Proxy Statement and Information Circular;

     3.    to appoint auditors for the ensuing year;

     4. to authorize the Directors to fix the remuneration to be paid to the auditors;

     5. to consider and, if thought advisable, to approve an amendment to the 1994 Outside Director Plan to increase the number of Common Shares issuable thereunder by 200,000 Common Shares; and

     6. to consider such other matters as may properly be brought before the Meeting or any adjournment or postponement thereof.

     The share transfer books of the Company will not be closed, but the Board of Directors has fixed April 26, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Each registered holder of Common Shares at the close of business on that date is entitled to such notice and to vote at the Meeting in the circumstances set out in the accompanying Proxy Statement and Information Circular.

     A Proxy Statement and Information Circular and form of proxy accompany this Notice of Meeting.

     Shareholders who are registered holders of Common Shares and who are unable to attend or who are not expecting to be present at the Meeting in person are requested to date and sign the enclosed form of proxy for holders of Common Shares and return it in the envelope provided for that purpose. Forms of proxy must be received by CIBC Mellon Trust Company not later than 10:00 a.m. (Pacific Daylight Time) on Thursday, the 3rd day of June, 1999, at 200 Queens Quay East, Unit 6, Toronto, Ontario, Canada, M5A 4K9, or by mail at P.O. Box 12005 Stn. BRM B, Toronto, Ontario, Canada, M7Y 2K5, or by fax at (416) 368-2502.

     Shareholders who are not registered holders receiving the Meeting materials from their broker or other representative are requested to complete and return the materials as instructed by such broker or other representative.

     DATED at Burnaby, British Columbia, Canada, the 26th day of April, 1999.

                                         BY ORDER OF THE BOARD

                                         /s/ ROBERT B LUNDGREN
                                         Robert B. Lundgren
                                         President and Chief Executive Officer

                                      LOGO

                             THE LOEWEN GROUP INC.
                              4126 NORLAND AVENUE
                       BURNABY, BRITISH COLUMBIA, CANADA
                                    V5G 3S8

                    PROXY STATEMENT AND INFORMATION CIRCULAR

                 IN CONNECTION WITH THE ANNUAL GENERAL MEETING
                           TO BE HELD ON JUNE 4, 1999

                           DATED AS OF APRIL 26, 1999

                            SOLICITATION OF PROXIES

     THIS PROXY STATEMENT AND INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY MANAGEMENT OF THE LOEWEN GROUP INC. (THE "COMPANY") OF PROXIES TO BE USED AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS OF THE COMPANY (THE "MEETING") to be held at the Radisson Hotel Burnaby, 4331 Dominion Street, Burnaby, British Columbia, Canada, at 10:30 a.m. (Pacific Daylight Time) on Friday, the 4th day of June, 1999 and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual General Meeting of Shareholders ("Notice of Meeting"). References in this Proxy Statement and Information Circular to "Shareholder" or "Shareholders" are references to the holder or holders of Common shares without par value of the Company ("Common Shares"). References in this Proxy Statement and Information Circular to "Subsidiaries" are references to the direct and indirect subsidiaries and associated entities of the Company, unless the context otherwise requires.

     This Proxy Statement and Information Circular and the enclosed form of proxy are first being sent to Shareholders on or about April 29, 1999.

     The total cost of solicitation of proxies will be borne by the Company. The solicitation of proxies is being made initially by mail. Directors, officers and other employees of the Company may solicit proxies in person, by telephone, by mail or other means. Brokers, banks and other persons will be reimbursed by the Company for expenses they incur in forwarding proxy material to obtain voting instructions from beneficial Shareholders. The Company also intends to use the services of Morrow & Co., Inc. to assist in the solicitation of proxies. The cost of such proxy solicitation services to be rendered to the Company is estimated to be $6,000 plus customary out-of-pocket expenses.

                            ------------------------

     All dollar amounts are expressed in United States dollars, unless indicated otherwise. The following rates of exchange, each of which is a weighted average of the Bank of Canada noon spot rate of exchange for the relevant year, were used to translate Canadian dollar amounts to United States dollar amounts for the respective fiscal years indicated:

FISCAL YEAR                         RATE
-----------                         ----
   1996              $1 United States = $1.3635 Canadian
   1997              $1 United States = $1.3847 Canadian
   1998              $1 United States = $1.4831 Canadian

                     APPOINTMENT AND REVOCATION OF PROXIES

     The persons named as proxyholders (the "designated persons") in the enclosed form of proxy were designated by the Directors of the Company. A SHAREHOLDER DESIRING TO APPOINT A PERSON (WHICH MAY BE A COMPANY) TO ATTEND AND ACT FOR AND ON BEHALF OF THAT SHAREHOLDER AT THE MEETING, OTHER THAN THE DESIGNATED PERSONS IN THE ENCLOSED FORM OF PROXY, MAY DO SO BY STRIKING OUT THE PRINTED NAMES AND INSERTING THE NAME OF SUCH OTHER PERSON AND, IF DESIRED, AN ALTERNATE TO SUCH PERSON (NEITHER OF WHOM NEED BE A SHAREHOLDER) IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY. The completed form of proxy must be received by CIBC Mellon Trust Company not later than 10:00 a.m. (Pacific Daylight Time) on Thursday, the 3rd day of June, 1999, at 200 Queens Quay East, Unit 6, Toronto, Ontario, Canada, M5A 4K9, or by mail at P.O. Box 12005 Stn. BRM B, Toronto, Ontario, Canada, M7Y 2K5, or by fax at (416) 368-2502.

     A proxy may not be valid unless it is dated and signed by the Shareholder who is giving it or by that Shareholder's attorney-in-fact duly authorized by that Shareholder in writing or, in the case of a corporation, dated and executed under its corporate seal or by any duly authorized officer of, or attorney-in-fact for, the corporation. If a form of proxy is executed by an attorney-in-fact for an individual Shareholder or joint Shareholders or by an officer of, or attorney-in-fact for, a corporate Shareholder not under its corporate seal, the instrument so empowering the officer or attorney-in-fact, as the case may be, or a notarial copy thereof, should accompany the form of proxy.

     A Shareholder who has given a proxy may revoke it at any time, before it is exercised, by an instrument in writing (a) executed by that Shareholder or by that Shareholder's attorney-in-fact authorized in writing or, where that Shareholder is a corporation, by a duly authorized officer of, or attorney-in-fact for, the corporation; and (b) delivered either (i) to the registered office of the Company at Suite 2100 - 1075 West Georgia Street, Vancouver, British Columbia, Canada, V6E 3G2 at any time up to and including the last business day preceding the day of the Meeting or, if adjourned or postponed, any reconvening thereof, or (ii) to the Chairman of the Meeting prior to the vote on matters covered by the proxy on the day of the Meeting or, if adjourned or postponed, any reconvening thereof; or in any other manner provided by law. Attendance at the Meeting and participation in a poll (ballot) by a Shareholder will automatically revoke the proxy. A revocation of a proxy does not affect any matter on which a vote has been taken prior to the revocation.

          VOTING OF PROXIES AND EXERCISE OF DISCRETION BY PROXYHOLDERS

     If a poll (ballot) is taken and the instructions are certain, the designated persons in the enclosed form of proxy will vote for or against, or will withhold or abstain from voting, as the case may be, the shares in respect of which they are appointed in accordance with the direction of the Shareholders appointing them. IN THE ABSENCE OF SUCH DIRECTION, IT IS INTENDED THAT SUCH SHARES WILL BE VOTED ON ANY POLL (BALLOT) FOR THE APPROVAL OF ALL OF THE MATTERS IN THE ITEMS SET OUT IN THE FORM OF PROXY AND IN FAVOR OF EACH OF THE NOMINEES NAMED THEREIN FOR ELECTION AS DIRECTORS. The accompanying form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to any matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting. At the date of this Proxy Statement and Information Circular, management of the Company knew of no such amendments, variations, or other matters to come before the Meeting.

     In the case of abstentions from or withholding of the voting of shares on any matter, the shares which are the subject of the abstention or withholding will be counted for determination of a quorum.

     Under the rules of the New York Stock Exchange (the "NYSE"), brokers may vote Common Shares held in street name on a proposed resolution without specific instructions if the proposed resolution relates to the election of directors or the appointment of auditors. If a customer has not given any instructions on the proposed resolutions, then the votes attaching to such customer's Common Shares are not counted for the determination of quorum. If a customer has given instructions on some but not all of the proposed resolutions, then the votes attaching to the customer's Common Shares are counted for the determination of quorum for all purposes.

     Participants in the Company's Employee Stock Bonus Plan and the Loewen Group International, Inc. ("LGII") 401(k) Retirement Plan who receive this Proxy Statement and Information Circular in such capacity will receive voting instruction forms instead of a form of proxy.

                  VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

     The authorized capital of the Company consists of 990,000,000 shares divided into 750,000,000 Common Shares, 40,000,000 Class A shares without par value (the "Class A shares") and 200,000,000 First Preferred Shares without par value of which 1,000,000 shares are designated as 7.75% Cumulative Redeemable Convertible First Preferred Shares, Series A ("Series A Preferred Shares"), 425,000 shares are designated as Convertible First Preferred Shares, Series B ("Series B Preferred Shares") and 8,800,000 shares are designated as 6.00% Cumulative Redeemable Convertible First Preferred Shares, Series C ("Series C Preferred Shares"). As of April 26, 1999, there were 8,800,000 Series C Preferred Shares outstanding. There are no Class A shares, Series A Preferred Shares or Series B Preferred Shares outstanding. The Company has no current intention to issue Class A shares or Series A Preferred Shares. All of the Series B Preferred Shares have been allotted for issuance pursuant to the Company's 1994 Management Equity Investment Plan.

     The record date for determining the names of Shareholders entitled to receive the Notice of Meeting and to vote at the Meeting is the close of business on April 26, 1999. As at the close of business on April 26, 1999, there were 74,061,600 Common Shares issued and outstanding, the registered holders of which are entitled to vote at the Meeting. The holders of the issued and outstanding Series C Preferred Shares are not entitled to vote at the Meeting.

     Each Common Share to be voted at the Meeting will entitle the holder thereof to one vote on a poll (ballot).

     On voting for Directors to be elected at the Meeting, the two nominees receiving the highest number of votes will be elected. Where no instructions with respect to the election of Directors are received from the customer, a broker that is subject to the rules of the NYSE is nonetheless entitled to vote such customer's Common Shares.

     In the case of the resolution to approve the amendment to the 1994 Outside Director Compensation Plan (the "Outside Director Plan"), the rules of the NYSE require that: (1) a majority of the Common Shares entitled to vote must actually be voted and (2) votes "for" must constitute at least a majority of that number. In these circumstances, abstentions count as shares voted for purposes of determining whether a majority of the Common Shares has been voted, while broker non-votes do not count as shares voted.

     Subject to the immediately preceding paragraph, the resolutions scheduled to be presented to the Meeting are ordinary resolutions that require, in order to pass, the affirmative vote of a simple majority of the votes cast at the Meeting. Abstentions and broker non-votes do not constitute votes cast at the Meeting for these purposes.

     Although there are no controlling precedents under British Columbia law regarding the treatment of broker non-votes, the Company intends to apply the principles set forth in this Proxy Statement and Information Circular.

     The Directors and officers of the Company are not aware of any person or company that beneficially owns, directly or indirectly, or exercises control or direction over, shares carrying more than five percent (5%) of the voting rights attached to the Common Shares of the Company as at the close of business on April 26, 1999 other than:

                                                              AMOUNT AND NATURE OF
            NAME AND ADDRESS OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP    PERCENT OF CLASS
            ------------------------------------              --------------------    ----------------
Canadian Imperial Bank of Commerce..........................       10,062,125(1)           13.59
161 Bay Street -- 6th Floor
P.O. Box 500
Toronto, ON M5J 2S8

TMI-FW, Inc. and Thomas M. Taylor...........................        7,524,367(2)           10.16
Ontario Teachers' Pension Plan Board
Tundra Investors, L.P.
201 Main Street -- Suite 2600
Forth Worth, TX 76102

Leon G. Cooperman...........................................        4,146,100(3)            5.60
88 Pine Street
Wall Street Plaza - 31st Floor
New York, NY 10005

(1) Information as to the number of Common Shares owned by Canadian Imperial Bank of Commerce, a Canadian chartered bank, was obtained from the early warning report filed by Canadian Imperial Bank of Commerce with the Canadian securities regulatory authorities on November 4, 1998.

(2) Thomas M. Taylor, a Director of the Company, is President and sole stockholder of TMI-FW, Inc. ("TMI"), an investment adviser. Information as to the amount and nature of beneficial ownership was obtained from Mr. Taylor and Amendment No. 4 to Schedule 13D filed by TMI with the Securities and Exchange Commission (the "SEC") on December 18, 1998. According to these sources, TMI had sole voting power with respect to 7,524,367 Common Shares, sole dispositive power with respect to 4,149,917 of these shares pursuant to an account management agreement with the Ontario Teachers' Pension Plan Board and sole dispositive power with respect to 691,658 of these shares pursuant to an account management agreement with Tundra Investors, L.P. These sources also indicate that persons other than TMI, namely the Ontario Teachers' Pension Plan Board and Tundra Investors, L.P., have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, Common Shares.

(3) Information as to the amount and nature of beneficial ownership was obtained from Amendment No. 1 to Schedule 13D filed by Mr. Cooperman with the SEC on March 16, 1999. The Schedule 13D reflects that Mr. Cooperman had sole voting and dispositive power with respect to 2,382,600 Common Shares and shared voting and dispositive power with respect to 1,763,500 Common Shares. According to the Schedule 13D, the Common Shares as to which Mr. Cooperman has sole voting and dispositive power are owned directly by Omega Overseas Partners, Ltd. Omega Advisors, Inc., a Delaware corporation controlled by Mr. Cooperman, serves as investment manager to Omega Overseas Partners, Ltd. Omega Advisors, Inc. also serves as discretionary investment advisor to certain institutional clients. Mr. Cooperman shares voting and dispositive power with such clients with respect to shares owned by such clients.

     The following table shows: (i) the number of Common Shares beneficially owned by each of the Directors, nominees, the Named Executive Officers (as defined herein) identified in the Summary Compensation Table that appears on page 13 and all Directors, nominees and executive officers as a group, as of April 26, 1999 (excluding shares which such persons have the right to acquire within 60 days of April 26, 1999 but do not actually own), (ii) the number of Common Shares which each of such persons has the right to acquire within 60 days of April 26, 1999 but does not actually own, and (iii) the total number of Common Shares which each of such persons owns as of April 26, 1999 and has the right to acquire within 60 days of April 26, 1999. Except for Thomas M. Taylor who beneficially owns approximately 10.16% of the Common Shares outstanding, no Director, nominee or executive officer beneficially owns 1% or more of the Common Shares outstanding. All of the Directors, nominees and executive officers together beneficially own approximately 10.78% of the Common Shares outstanding.

     None of the Directors, nominees or Named Executive Officers is related to one another.

                                                   NUMBER OF SHARES
                                                  BENEFICIALLY OWNED,    RIGHT TO ACQUIRE       TOTAL NUMBER
                                                  EXCLUDING RIGHT TO      SHARES WITHIN          OF SHARES
NAME                                              ACQUIRE SHARES (1)         60 DAYS         BENEFICIALLY OWNED
----                                              -------------------    ----------------    ------------------
DIRECTORS
John S. Lacey...................................             Nil                 Nil                   Nil
Charles B. Loewen...............................           8,000              18,250                26,250
Robert B. Lundgren..............................           9,005              14,750                23,755
James D. McLennan...............................           7,658              16,679                24,337
Thomas M. Taylor (2)............................       7,524,367                 Nil             7,524,367

NOMINEES
William R. Riedl................................             Nil                 Nil                   Nil
The Rt. Hon. John N. Turner, P.C., C.C., Q.C....           5,003              16,524                21,527

NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
  OR NOMINEES
George M. Amato (3).............................          16,905              18,656                35,561
Thomas C. Hardy.................................           1,005              20,000                21,005
Timothy R. Hogenkamp (3)........................          40,837             105,600               146,437
Raymond L. Loewen (3)(4)........................       2,265,581                 Nil             2,265,581
Lawrence Miller.................................         203,181              72,000               275,181
Paul Wagler.....................................             245              68,041                68,286
ALL DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS
  AS A GROUP (19 persons) (2)(3)(4)(5)..........       7,599,995             431,971             8,031,966

(1) In some instances voting and dispositive power is shared with the spouse of the identified person.

(2) The shares were purchased by Tundra Investors, L.P. and the Ontario Teachers' Pension Plan Board. TMI, of which Mr. Taylor is President, has sole voting power with respect to 7,524,367 Common Shares, sole dispositive power with respect to 4,149,917 of these shares pursuant to an account management agreement with the Ontario Teachers' Pension Plan Board and sole dispositive power with respect to 691,658 of these shares pursuant to an account management agreement with Tundra Investors, L.P. Persons other than TMI, namely the Ontario Teachers' Pension Plan Board and Tundra Investors, L.P., have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, Common Shares.

(3) Certain executive officers participate in either the LGII 401(k) Retirement Plan (for United States employees) or the Retirement Savings Plan for the Employees of The Loewen Group Inc. (for Canadian employees). The foregoing table does not include interests in funds offered as investment alternatives under such retirement plans that invest in Common Shares.

(4) Includes 2,254,838 shares owned by Mr. R. Loewen's wife, Anne Loewen. Mrs. Loewen has sole voting and dispositive power with respect to her shares, and Mr. R. Loewen disclaims beneficial ownership of such shares.

(5) Includes 300 shares owned by the wife of one executive officer as to which she has sole voting and dispositive power and as to which such executive officer disclaims beneficial ownership.

                             ELECTION OF DIRECTORS

INFORMATION REGARDING DIRECTORS AND NOMINEES

     The Board of Directors of the Company presently consists of seven members. Two Directors are to be elected at the Meeting, each for a term expiring at the fourth annual general meeting of Shareholders after the Meeting (expected to be held in 2003). Thomas M. Taylor, John S. Lacey and William R. Riedl were appointed as Directors by the Board of Directors on December 17, 1998 to fill the casual vacancies arising from the resignations on the same date of Lawrence Miller, Timothy R. Hogenkamp and Paul Wagler, respectively. In keeping with a determination of the Board that the number of Directors should be reduced, Kenneth S. Bagnell, The Honorable J. Carter Beese, Jr., Earl A. Grollman, Albert
S. Lineberry, Sr., Ernest G. Penner and Kenneth T. Stevenson retired from the Board of Directors effective March 30, 1999 and the Board of Directors consequently reduced the size of the Board to eight members. On April 12, 1999, the position on the Board of Directors theretofore occupied by Raymond L. Loewen was eliminated, further reducing the size of the Board to seven members.

     As required by the Company Act of British Columbia, advance notice of the Meeting was published in the Vancouver Sun newspaper in Vancouver, British Columbia, Canada on April 8, 1999.

     The following table and the notes thereto state the names of all the persons continuing as Directors through and after the Meeting and proposed to be nominated for election as Directors, the municipalities and countries in which they are presently resident, their ages, all positions and offices with the Company now held by them, their principal occupations or employment within the five preceding years and the dates upon which they became Directors of the Company. Each of the continuing Directors and proposed nominees whose name is set forth below has consented in writing to act as a Director of the Company.

                              CONTINUING DIRECTORS

                                    AGE AS AT                        PRINCIPAL OCCUPATION  DATE BECAME DIRECTOR
      NAME, MUNICIPALITY AND        APRIL 26,                         IF DIFFERENT FROM     OF THE COMPANY/DATE
   COUNTRY OF PRESENT RESIDENCE       1999          OFFICE HELD       OFFICE HELD (1)(2)   of Expiry of Term (3)
   ----------------------------     ---------       -----------      --------------------  ---------------------

JOHN S. LACEY.....................     56       Chairman of the                            December 17, 1998/
Toronto, Ontario                                Board and Director                         Annual General
Canada                                                                                     Meeting in 2000

CHARLES B. LOEWEN.................     66       Director             President,            May 24, 1990/
Toronto, Ontario                                                     Corporate Services    Annual General
Canada                                                               International Inc.    Meeting in 2001
                                                                     (international
                                                                     investment and
                                                                     consulting company)

ROBERT B. LUNDGREN................     55       President, Chief                           June 16, 1986/
Langley, British Columbia                       Executive Officer                          Annual General
Canada                                          and Director                               Meeting in 2000

JAMES D. MCLENNAN.................     62       Director             President, McLennan   June 1, 1993/
Park Ridge, Illinois                                                 Company (realty       Annual General
U.S.A.                                                               company)              Meeting in 2002

THOMAS M. TAYLOR..................     56       Director             President, Thomas M.  December 17, 1998/
Fort Worth, Texas                                                    Taylor & Co.          Annual General
U.S.A.                                                               (investment           Meeting in 2001
                                                                     consulting firm)

                                    NOMINEES

                                       AGE AS AT                        PRINCIPAL OCCUPATION  DATE BECAME DIRECTOR
       NAME, MUNICIPALITY AND          APRIL 26,                         IF DIFFERENT FROM     OF THE COMPANY/DATE
    COUNTRY OF PRESENT RESIDENCE         1999          OFFICE HELD       OFFICE HELD (1)(2)   of Expiry of Term (3)
    ----------------------------       ---------       -----------      --------------------  ---------------------
WILLIAM R. RIEDL.....................     58       Director             President and Chief   December 17, 1998/
Toronto, Ontario                                                        Executive Officer,    Annual General
Canada                                                                  Fairvest Securities   Meeting in 1999
                                                                        Corporation (stock
                                                                        brokerage firm)
THE RIGHT HONOURABLE JOHN N. TURNER,
P.C., C.C., Q.C......................     69       Director             Partner, Miller       June 1, 1992/
Toronto, Ontario                                                        Thomson, Barristers   Annual General
Canada                                                                  and Solicitors        Meeting in 1999

(1) All the continuing Directors of the Company and the proposed nominees have held their present principal occupations noted opposite their respective names throughout the last five years with the following exceptions: John S. Lacey, who prior to November 1998 was President and Chief Executive Officer of The Oshawa Group Ltd., Toronto, Ontario, Canada (a holding company for food retail and distribution companies), prior to August 1998 was President and Chief Executive Officer of WIC Western International Communications Inc., Vancouver, British Columbia, Canada (a broadcasting, communications and entertainment company), and prior to November 1996 was President and Chief Executive Officer of Scott's Hospitality Inc., Toronto, Ontario, Canada (a foodservice franchise company); Charles B. Loewen, who prior to September 1995 was Vice-Chairman, Loewen, Ondaatje, McCutcheon Limited, Toronto, Ontario, Canada (investment dealer); and Robert B. Lundgren, who prior to October 1998 was retired.

(2) John S. Lacey also serves as director of Scott's Restaurants Inc. (a holding company for restaurants). Charles B. Loewen also serves as director of Redekop Properties Inc. (a property development company), Canadian Brokerlink Inc. (an acquiror and operator of insurance brokerages), Ukraine Enterprise Corp. (a holding company for financial and resource investments) and MedNet International Ltd. (an eyecare company). James D. McLennan also serves as a director of The ServiceMaster Company (a diversified services company). Thomas M. Taylor also serves as director of Agrium, Inc. (a fertilizer company), Encal Energy Limited (an oil and gas exploration company), John Wiley & Sons (a publishing company), Kirby Corporation (a marine transportation company), MacMillan Bloedel Limited (a forestry company), Meditrust Companies (a healthcare and hotel REIT), and Moore Corporation Limited (a business forms and services company). The Right Honourable John N. Turner, P.C., C.C., Q.C. also serves as a director of Noranda Forest Inc. (a forestry company), McDermott International, Inc. (an energy service company), E-L Financial Corporation (a holding company for financial and insurance companies), Triple Crown Electronics Inc. (an electronics company) and Iroquois Falls Power Corp. (a power company).

(3) All expiry dates in this column contemplate the holding of an annual general meeting in the year in question. It is possible that the annual general meeting date could be extended into a following year and in that case the terms of office would extend to the date of holding the annual general meeting.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has established a standing Audit Committee, a standing Compensation Committee, a standing Corporate Governance Committee and a Special Committee (each, a "Committee"). The Board does not have an Executive Committee or a Nominating Committee.

     The Audit Committee receives and considers the reports of the firm of independent auditors appointed by the Shareholders and approves the consolidated financial statements of the Company. This Committee also oversees the Company's internal auditing and compliance with the Company's environmental policies and environmental laws. The members of this Committee are Charles B. Loewen (Chairman), James D. McLennan, The Right Honourable John N. Turner, P.C., C.C., Q.C. and Thomas M. Taylor, all of whom are non-employee Directors. The Audit Committee held nine meetings during 1998.

     The Corporate Governance Committee considers and makes recommendations concerning the composition and functioning of the Board of Directors and committees thereof and generally all matters pertaining to the organization and management of the Company. The Corporate Governance Committee held seven meetings during 1998. For particulars of the functions and composition of the Corporate Governance Committee, see CORPORATE GOVERNANCE below.

     The Compensation Committee reviews and recommends, for approval by the Board of Directors, specifically the executive compensation of the Chief Executive Officer and generally the Company's executive compensation policies. The Compensation Committee held seven meetings in 1998. For particulars of the functions and composition of the Compensation Committee, see EXECUTIVE COMPENSATION -- Composition of the Compensation Committee and EXECUTIVE COMPENSATION -- Report on Executive Compensation below.

     The Special Committee was established by the Board of Directors in September 1998 to identify and evaluate opportunities for the maximization of Shareholder value including strategic alternatives available to the Company, and to liaise with senior management of the Company and with the investment advisers appointed by the Company to assist in the maximization of Shareholder value and the initiation of discussions with potential partners regarding possible strategic partnerships, combinations and capital investments in the Company. The members of this Committee are The Right Honourable John N. Turner, P.C., C.C., Q.C. (Chairman), Charles B. Loewen, James D. McLennan, William R. Riedl and John
S. Lacey. Robert B. Lundgren was Executive Director of this Committee until his appointment as President and Chief Executive Officer of the Company on October 8, 1998. The Special Committee met 15 times in 1998.

DIRECTOR MEETINGS; DIRECTOR COMPENSATION AND OTHER PAYMENTS

     The Board of Directors held 17 meetings in 1998, of which 13 were held by telephone conference call and four were held in person. The aggregate average attendance at meetings of the Board of Directors and its permanent standing Committees was 93%. Each incumbent Director attended at least 75% of the total number of meetings, of the Board of Directors and the respective Committees on which he served, held in 1998 during his incumbency.

     Directors who are not officers or employees of the Company or any of its Subsidiaries ("outside Directors") were each entitled to an annual retainer of $23,500 for 1998. In addition, each outside Director was entitled to $1,500 for attendance in person at a meeting (Board or Committee), $250 for attendance by telephone at a meeting (Board or Committee), $5,000 per annum for being a member of a Committee and $5,000 per annum for chairing a Committee. Fees were pro rated for service periods of less than a complete year. Directors are reimbursed their reasonable travel expenses for attending meetings of the Board and its Committees.

     Pursuant to the Outside Director Plan, outside Directors may elect to receive all or part of their retainer and meeting fees in Common Shares. In addition, the Outside Director Plan provides that on an annual basis each outside Director may receive options to purchase Common Shares. The specific number of Common Shares underlying such options is determined by the full Board of Directors prior to June 1 of each year. For 1998, each outside Director received an option to purchase 7,000 Common Shares, and each outside Director who also served on a Committee of the Board of Directors received an option to purchase an additional 2,000 Common Shares for his service on each such Committee. Also pursuant to the Outside Director Plan, when an outside Director is first appointed to the Board of Directors, he or she is granted an option to purchase a number of Common Shares, as determined by the Board of Directors at the time of his or her appointment. The exercise price for all options granted pursuant to the Outside Director Plan is the fair market value of the underlying Common Shares, specifically the weighted average of the Common Share trading price for the five trading days preceding the grant date.

     Thomas M. Taylor has agreed to waive all fees for acting as a Director of the Company, including any Common Share or option awards under the Outside Director Plan.

     A consultant's contract between Albert S. Lineberry, Sr. and a Subsidiary (the "Lineberry Contract"), which was entered into in connection with the acquisition of certain funeral homes from a corporation controlled by Mr. Lineberry, and which was renewed for a term of five years effective November 14, 1995, provides for his nomination as a Director of the Company. No salary is paid to Mr. Lineberry under the Lineberry Contract. However, the Lineberry Contract provides for the payment of certain benefits for Mr. Lineberry. During 1998, payments made on behalf of Mr. Lineberry for such benefits totalled $23,513. Mr. Lineberry retired as a Director of the Company on March 30, 1999, but the Lineberry Contract otherwise remains in force.

     In July 1994, the Company entered into a consulting agreement with Charles
B. Loewen and a corporation of which Mr. C. Loewen is an employee, officer and director (the "C.B. Loewen Agreement"). Under the terms of the C.B. Loewen Agreement, Mr. C. Loewen agrees to provide, from time to time as requested, advice on financial planning, financial presentation, Board of Director and other matters relating to compensation, corporate governance, audit and general corporate policy, in exchange for payments to be made for such services, which payments are, in each case, in lieu of payments to him personally of Directors' retainer and meeting fees. The 1998 payment was $93,750.

     Dr. Earl A. Grollman, through EAG, Inc. (a corporation owned by Dr. Grollman), was paid $6,000 by a Subsidiary in 1998 by way of honoraria for presentations to managers and employees of the Company, as well as other industry groups, made at the request of the Company. Dr. Grollman retired as a Director of the Company on March 30, 1999.

     In November 1998, the Board of Directors approved and authorized the payment to Robert L. Lundgren of a stipend of Cdn. $50,000 for his full-time services from July 27, 1998 to December 1, 1998, at which time Mr. Lundgren's salary as President and Chief Executive Officer formally commenced.

     The Board of Directors also approved special stipends of US $50,000 to be paid to each of The Right Honourable John N. Turner, P.C., C.C., Q.C. and Charles B. Loewen in light of the unusual and challenging circumstances faced by the Company during 1998 and their resulting expanded responsibilities and time commitments as Chairs of the Special and Audit Committees, respectively.

     In December 1998, the Special Committee approved a payment to James D. McLennan of $1,500 for his attendance in person at meetings to review issues relative to Raymond L. Loewen's resignation as President and Chief Executive Officer in October 1998.

     See CERTAIN TRANSACTIONS for a description of certain transactions between entities related to certain Directors and the Company.

     Based on information furnished by the Directors and nominees individually, no Director or nominee, except Thomas M. Taylor (as specified above under VOTING SHARES AND PRINCIPAL HOLDERS THEREOF), beneficially owns, directly or indirectly, or exercises control or direction over shares of the Company carrying 10% or more of the voting rights attaching to shares of the Company.

                              CORPORATE GOVERNANCE

     In December 1995, a Corporate Governance Committee was established as a permanent standing committee of the Board. The current members of the Corporate Governance Committee are William R. Riedl (Chairman), The Right Honourable John
N. Turner, P.C., C.C., Q.C. and John S. Lacey, each of whom is an outside, "unrelated" Director and brings to the Corporate Governance Committee the benefit of his experience in sitting on other public company boards.

     In August 1997, the Board of Directors asked the Corporate Governance Committee to review the present Board status with respect to Board size, composition and process in light of prevailing corporate governance practices. Following preliminary research, the Corporate Governance Committee met in two special sessions. The recommendations of the Corporate Governance Committee, adopted by the Board on March 5, 1998, included a recommended reduction over time in size of the Board from 15 to no more than 12 and a reduction in the number of "inside" (or "management") Directors to one or possibly two at most. As part of this plan, the Committee also recommended that the Board continue to consider additional appropriately qualified candidates to serve as outside Directors.

     In pursuance of this policy, in September 1998 the Committee retained the search firm of Spencer Stuart to assist with recruiting additional appropriately qualified candidates to serve as outside Directors.

     In December 1998, three Board members who were inside Directors retired from the Board: Messrs. Lawrence Miller, Timothy R. Hogenkamp and Paul Wagler. Appointed to replace them were three new outside Directors: Messrs. Thomas R. Taylor, John S. Lacey and William R. Riedl.

     In January 1999, Mr. John S. Lacey was appointed non-executive Chairman of the Board.

     On March 30, 1999, Kenneth S. Bagnell, The Honorable J. Carter Beese, Jr., Earl A. Grollman, Albert S. Lineberry, Sr., Ernest G. Penner and Kenneth T. Stevenson retired from the Board, and the size of the Board was reduced to eight. On April 12, 1999, the position on the Board theretofore occupied by Raymond L. Loewen was eliminated, further reducing the size of the Board to seven (with only one inside Director, namely Mr. Lundgren).

     The Toronto Stock Exchange (the "TSE") and the Montreal Exchange (the "ME") require each listed corporation to disclose in its information circular or annual report its approach to corporate governance. The following discussion is provided in compliance with such listing requirements. The TSE and the ME recommend 14 guidelines with respect to systems of corporate governance generally, which guidelines were adopted in 1995 in a policy of the TSE (the "TSE Policy") and in a similar policy of the ME (the "ME Policy"). The Company is fully or substantially aligned with nearly all of these guidelines. The TSE Policy provides that the guidelines are not requirements, but recommendations. The Company believes that flexibility in approaches to corporate governance practices is important in order to most effectively pursue Shareholder value.

     The following table sets forth the 14 guidelines from the TSE and ME Policies, together with a summary of the position of the Company with respect to each guideline.

                                                        DOES THE
                                                      COMPANY ALIGN
                TSE AND ME POLICIES                     WITH THE
          CORPORATE GOVERNANCE GUIDELINES              GUIDELINES?                   COMMENTS
          -------------------------------             -------------                  --------
1.    Board should explicitly assume responsibility
      for stewardship of the corporation, and
      specifically for:
      - adoption of a strategic planning process           Yes       The Board and its committees review
                                                                     strategic issues throughout the year.
      - identification of principal risks, and             Yes       The Audit Committee and the Board
        implementing risk management systems                         periodically assess the Company's
                                                                     principal risks. The Company has an
                                                                     internal Risk Management Department.
                                                                     Senior management and the Audit
                                                                     Committee regularly review the Company's
                                                                     system of internal controls.
      - succession planning and monitoring senior          Yes       As a matter of policy, the Board
        management                                                   annually reviews the succession plan for
                                                                     the Company. This was most recently done
                                                                     on November 17, 1998. The Compensation
                                                                     Committee monitors the performance of
                                                                     the CEO and senior management.
      - communications policy                              Yes       The Company has a Communications
                                                                     Department. Both the Chairman and the
                                                                     CEO are involved in the Company's
                                                                     communications policy with respect to
                                                                     Shareholders, lenders, market analysts,
                                                                     employees, the industry, governments and
                                                                     the public.
      - integrity of internal control and                  Yes       Each of the Audit Committee and senior
        management information systems                               management regularly reviews the
                                                                     integrity of these systems, consulting
                                                                     with the Company's auditors as
                                                                     appropriate.
2.    Majority of directors should be "unrelated"          Yes       Of the seven Board members, six are
      (independent of management and free from                       "unrelated". The remaining Director is
      conflicting interest)                                          automatically deemed "related" by being
                                                                     a member of senior management.
3.    Disclosure for each director whether he or           Yes       In deciding whether a particular
      she is related, and how that conclusion was                    Director is "related" or "unrelated",
      reached                                                        the Board of Directors examined the
                                                                     factual circumstances of each Director
                                                                     and considered them in the context of a
                                                                     number of relevant factors. In this
                                                                     regard, the definitions in the TSE and
                                                                     ME Policies are broad and, in some
                                                                     cases, difficult to apply.

                                                        DOES THE
                                                      COMPANY ALIGN
                TSE AND ME POLICIES                     WITH THE
          CORPORATE GOVERNANCE GUIDELINES              GUIDELINES?                   COMMENTS
          -------------------------------             -------------                  --------
4.    - Appoint a committee responsible for                Yes       The Corporate Governance Committee is
        appointment/assessment of directors                          responsible for assessing and
                                                                     recommending potential candidates for
                                                                     appointment to the Board.
      - Composed exclusively of non-management             Yes
        directors, the majority of whom are
        "unrelated"
5.    Implement a process for considering the              Yes       The process is one of informal review
      assessment of the effectiveness of the board,                  and consultation. As well, Directors
      its committees and individual directors                        periodically discuss the effectiveness
                                                                     of Board operations as part of Board or
                                                                     Committee meetings.
6.    Provide orientation and education programs           Yes       Prior to official appointment, new
      for new directors                                              Directors are provided considerable
                                                                     education and orientation about the
                                                                     Company and the industry.
7.    Consider reducing size of board, with a view         Yes       The Board was reduced in size from 14 to
      to improving effectiveness                                     eight on March 30, 1999 and from eight
                                                                     to seven on April 12, 1999. This is
                                                                     below the level of 20 or more which the
                                                                     TSE Policy considers can lead to
                                                                     ineffectiveness.
8.    Review compensation of directors in light of         Yes       The Compensation Committee reviews this
      risks and responsibilities                                     item on a periodic basis.
9.    - Committees should generally be composed of         Yes       The Board committees are composed solely
        non-management directors                                     of non-management Directors.
      - Majority of committee members should be            Yes
        "unrelated"
10.   Appoint a committee responsible for approach         Yes       The Board has appointed a specific
      to corporate governance issues                                 committee to be responsible for the
                                                                     Company's approach to corporate
                                                                     governance issues.
11.   - Define limits to management's
        responsibilities by developing mandates
        for:
      (i) the board                                        No        There can be no specific or narrowed
                                                                     mandate for the Board since the Board
                                                                     has an unfettered general mandate and
                                                                     general legal responsibility to oversee
                                                                     the management of the Company and to
                                                                     represent the Shareholders' interests.
      (ii) the CEO                                         Yes       The mandate of the CEO is reviewed each
                                                                     year by the Corporate Governance
                                                                     Committee.

                                                        DOES THE
                                                      COMPANY ALIGN
                TSE AND ME POLICIES                     WITH THE
          CORPORATE GOVERNANCE GUIDELINES              GUIDELINES?                   COMMENTS
          -------------------------------             -------------                  --------
      - Board should approve CEO's corporate               Yes       The CEO's responsibility is to implement
        objectives                                                   corporate policies and objectives as
                                                                     determined by the Board. The Corporate
                                                                     Governance Committee periodically
                                                                     reviews these policies and objectives.
                                                                     Certain performance objectives relating
                                                                     specifically to compensation may be
                                                                     established by the Compensation
                                                                     Committee.
12.   Establish structures and procedures to enable        Yes       The Board has a non-executive Chairman.
      the board to function independently of                         The Board has three standing Committees
      management                                                     (Audit, Compensation and Corporate
                                                                     Governance), each of which is composed
                                                                     entirely of Directors who are "outside"
                                                                     and "unrelated". The Company believes
                                                                     that the Board and senior management
                                                                     presently have a highly effective
                                                                     working relationship.
                                                                     In 1998, the Board established a Special
                                                                     Committee to enable the Board to
                                                                     function independently of management in
                                                                     assessing and pursuing strategic
                                                                     alternatives for the Company.
13.   - Establish an audit committee with a                Yes       The Board has an Audit Committee with a
        specifically defined mandate                                 specifically defined mandate. This
                                                                     mandate has been reviewed by external
                                                                     counsel to ensure alignment with the
                                                                     guidelines of the TSE Policy.
      - All members should be non-management               Yes
        directors
14.   Implement a system to enable individual              Yes       Individual Directors can engage outside
      directors to engage outside advisers, at                       advisers with the authorization of the
      corporation's expense                                          Corporate Governance Committee.

                             EXECUTIVE COMPENSATION

     The following table sets forth compensation earned during the last three fiscal years by each person who served as the Chief Executive Officer during 1998, the Company's four most highly compensated executive officers, other than the persons who served as Chief Executive Officer, who served as executive officers at the end of 1998 and one individual who served as an executive officer during 1998, but not at the end of 1998 (collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                         Annual Compensation (1)
                                -------------------------------------------------------------------------
                                                                                          AWARDS
                                                                                  -----------------------
                                                                   OTHER ANNUAL      SECURITIES UNDER        ALL OTHER
        NAME AND                     SALARY           BONUS        COMPENSATION       OPTIONS GRANTED      COMPENSATION
   PRINCIPAL POSITION     YEAR        ($)            ($) (2)          ($) (3)               (#)                 ($)
-----------------------------------------------------------------------------------------------------------------------------
 Robert B. Lundgren       1998       33,973                 nil       50,660(5)      411,000(5)                34,753(6)
  President and Chief     1997          nil                 nil             (5)             (5)
  Executive Officer (4)   1996          nil                 nil       46,250           5,500                      nil
                                                                            (5)             (5)                   nil
                                                                      49,750           4,500
-----------------------------------------------------------------------------------------------------------------------------
 Timothy R. Hogenkamp     1998      367,495                 nil(8)         --            nil(8)                10,738(9)
  Executive               1997      360,000                 nil           --             nil
  Vice-President,         1996      325,904                  --           --          40,600                   61,531
  Corporate Affairs and                                                                                        63,723
  Chairman of the
  Board, LGII (7)
-----------------------------------------------------------------------------------------------------------------------------
 Thomas C. Hardy          1998      249,425              25,000           --             nil                    3,200(11)
  President, Loewen Life  1997      107,702                 nil           --          50,000
  Insurance (10)          1996          n/a                 n/a          n/a             n/a                  102,653
                                                                                                                  n/a
-----------------------------------------------------------------------------------------------------------------------------
 George M. Amato          1998      261,256                 nil(12)         --           nil(12)               11,881(13)
  Regional                1997      231,750                 nil       28,400             nil
  Vice-President,         1996      187,693                  --       29,492          10,656                      nil
  Funeral Division,                                                                                               576
  North East Region
-----------------------------------------------------------------------------------------------------------------------------
 Paul Wagler              1998      246,629                 nil           --          50,000                    3,996(14)
  Executive Vice-         1997      247,454                 nil           --             nil
  President and Chief     1996      205,777             106,956           --          26,041                    2,855
  Operating Officer                                                                                             4,967
-----------------------------------------------------------------------------------------------------------------------------
 Raymond L. Loewen (15)   1998            1(16)             nil(19)     15,108       114,286(16)                  228(20)
                          1997             (17)             nil       16,219                (17)(19)
                          1996            1                    (19)     16,445       600,000                   39,095
                                           (18)              --                             (18)(19)           20,771
                                          1                                          200,747
-----------------------------------------------------------------------------------------------------------------------------
 Lawrence Miller (21)     1998      373,200(22)             nil(24)         --         3,000(22)                1,385(25)
                          1997            1                 nil       13,200         351,353
                          1996             (23)              --       13,200                (24)                  511
                                     87,258                                           83,960                    1,374
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

(1) The Company has not granted any restricted shares or restricted share units, stock appreciation rights or long-term incentive plan payouts to the Named Executive Officers.

(2) Generally, bonuses earned in respect of a particular fiscal year are paid in the following fiscal year but are reported herein as compensation for the fiscal year for which they were earned.

(3) In accordance with SEC rules, the value of perquisites and other personal benefits, securities and property for each Named Executive Officer that does not exceed the lesser of $50,000 and 10% of the total of the annual salary and bonus is not reported herein. Except for compensation paid to Mr. Lundgren as described in Footnote (5), the amounts reported in this column consist solely of taxable auto benefits.

(4) Mr. Lundgren was appointed President and Chief Executive Officer on October 8, 1998.

(5) Mr. Lundgren has served as a Director since June 16, 1986 and received compensation pursuant to the Outside Director Plan for his service as an outside Director in 1996 and 1997 and until the time of his appointment as President and Chief Executive Officer on October 8, 1998. Mr. Lundgren received annual retainer and meeting fees aggregating $49,750 in 1996, $46,250 in 1997 and $50,660 in 1998. In addition, pursuant to the Outside Director Plan, Mr. Lundgren was granted options to purchase 4,500 Common Shares in 1996, 5,500 Common Shares in 1997 and 11,000 Common Shares in 1998. Mr. Lundgren also received an option to purchase 400,000 Common Shares in 1998 in connection with his appointment as President and Chief Executive Officer. Further particulars appear in Report on Executive Compensation below.

(Footnotes continue on following page)

(6) Consists of a special stipend paid for full-time services from July 27, 1998 to December 1, 1998, at which time Mr. Lundgren's salary as President and Chief Executive Officer formally commenced ($33,713), a contribution to the Company's group registered retirement plan ($1,018) and taxable medical benefits ($22).

(7) Mr. Hogenkamp served as President and Chief Operating Officer until November 5, 1997. On November 5, 1997, Mr. Hogenkamp was appointed Chairman of the Board of LGII. On November 20, 1998, Mr. Hogenkamp was appointed Executive Vice-President, Corporate Affairs.

(8) In August 1996, Mr. Hogenkamp was granted, in lieu of a cash bonus for 1996, an option to purchase 19,600 Common Shares.

(9) Consists of life insurance premiums paid by the Company ($1,030), a matching contribution to the LGII 401(k) Retirement Plan ($3,200), tax services ($1,753) and imputed interest on a non-interest-bearing loan ($4,755).

(10) Mr. Hardy commenced employment with the Company on March 17, 1997.

(11) Consists solely of a matching contribution to the LGII 401(k) Retirement Plan.

(12) In August 1996, Mr. Amato was granted, in lieu of a cash bonus for 1996, an option to purchase 10,656 Common Shares.

(13) Consists of life insurance premiums paid by the Company ($1,030), a matching contribution to the LGII 401(k) Retirement Plan ($1,999) and imputed interest on a non-interest-bearing loan ($8,852).

(14) Consists of a contribution to the Company's group registered retirement plan ($3,466) and taxable medical benefits ($530).

(15) Mr. R. Loewen resigned as President and Chief Executive Officer on October 8, 1998. All of Mr. R. Loewen's options were cancelled 45 days following such resignation.

(16) In lieu of substantially all of his salary for 1998, Mr. R. Loewen was granted in May 1998 an option to purchase 114,286 Common Shares.

(17) In lieu of substantially all of his salary for 1997, Mr. R. Loewen was granted in September 1997 an option to purchase 57,812 Common Shares and in February 1998 an option to purchase 42,188 Common Shares.

(18) In lieu of substantially all of his salary for 1996, Mr. R. Loewen was granted in August 1996 an option to purchase 145,600 Common Shares.

(19) In May 1997, Mr. R. Loewen was granted an option to purchase 101,288 Common Shares in lieu of a cash bonus for 1996, an option to purchase 240,900 Common Shares as his 1996 long-term incentive and an option to purchase 200,000 Common Shares as his 1997 long-term incentive.

(20) Consists solely of taxable medical benefits.

(21) Mr. Miller resigned in his capacity as Director and officer of the Company on December 17, 1998 and as employee of the Company on March 31, 1999.

(22) In lieu of substantially all of his salary for 1997, Mr. Miller was granted in September 1997 an option to purchase 42,353 Common Shares.

(23) In lieu of a portion of his salary for 1996, Mr. Miller was granted in August 1996 an option to purchase 47,660 Common Shares.

(24) In August 1996, Mr. Miller was granted, in lieu of a cash bonus for 1996, an option to purchase 18,300 Common Shares.

(25) Consists solely of a matching contribution to the LGII 401(k) Retirement Plan.

     The following table sets forth individual grants of stock options by the Company during the last fiscal year to the Named Executive Officers.

                            OPTION GRANTS DURING THE
                          YEAR ENDED DECEMBER 31, 1998

                               NUMBER OF       % OF TOTAL                         MARKET VALUE
                               SECURITIES       OPTIONS                          OF SECURITIES
                               UNDERLYING      GRANTED TO                          UNDERLYING
                                OPTIONS        EMPLOYEES       EXERCISE OR       OPTIONS ON THE
                                GRANTED        IN FISCAL        BASE PRICE       DATE OF GRANT         EXPIRATION
          NAME                  (#) (1)         YEAR (2)       ($/SECURITY)       ($/SECURITY)            DATE
  Robert B. Lundgren              5,500(3)        0.48         Cdn 35.8130          Cdn 36.00          Mar. 5, 2008
                                  5,500(3)        0.48         Cdn 39.3459          Cdn 39.10         July 14, 2008
                                400,000(4)       35.19          Cdn  12.00          Cdn 12.00          Dec. 9, 2008
  Timothy R. Hogenkamp              nil            n/a                 n/a                n/a                   n/a
  Thomas C. Hardy                   nil            n/a                 n/a                n/a                   n/a
  George M. Amato                   nil            n/a                 n/a                n/a                   n/a
  Paul Wagler                    50,000(5)        4.40          Cdn  33.80          Cdn 33.80         Feb. 17, 2008
  Raymond L. Loewen (6)          42,188           3.71          Cdn  32.00          Cdn 32.00          Feb. 2, 2008
                                114,286          10.05          Cdn  38.10          Cdn 38.10          May 28, 2008
  Lawrence Miller                 3,000           0.26           US  25.00          US  25.00          Mar. 4, 2008


                             POTENTIAL REALIZABLE
                               VALUE AT ASSUMED
                            ANNUAL RATES OF SHARE
                            PRICE APPRECIATION FOR
                                 OPTION TERM
          NAME              5% ($)         10% ($)
  Robert B. Lundgren         123,874        313,922
                             136,094        344,890
                           3,018,694      7,649,964
  Timothy R. Hogenkamp           n/a            n/a
  Thomas C. Hardy                n/a            n/a
  George M. Amato                n/a            n/a
  Paul Wagler              1,062,832      2,693,425
  Raymond L. Loewen (6)      849,018      2,151,578
                           2,738,394      6,939,627
  Lawrence Miller             47,167        119,531

(1) To the extent permitted by applicable securities and tax laws and stock exchange rules, options granted under the Company's Employee Stock Option Plans and the Outside Director Plan are transferable to a personal holding company of which the optionee holds all direct and indirect interests.

(2) Includes options granted by the Company pursuant to all of its option plans, including options granted to Directors and consultants.

(3) Comprised of grants pursuant to the Outside Director Plan.

(4) Option becomes exercisable in five equal annual instalments beginning December 9, 1999.

(5) Option becomes exercisable in five equal annual instalments beginning February 17, 1999.

(6) Mr. R. Loewen resigned as President and Chief Executive Officer on October 8, 1998. All of Mr. R. Loewen's options were cancelled 45 days following such resignation.

     The following table sets forth certain information regarding options exercised during the year ended December 31, 1998 and options held by the Named Executive Officers as at December 31, 1998.

      AGGREGATED OPTION EXERCISES DURING THE YEAR ENDED DECEMBER 31, 1998
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                        NUMBER OF SECURITIES
                                         SECURITIES                                    UNDERLYING UNEXERCISED
                                          ACQUIRED            AGGREGATE                      OPTIONS AT
                                             ON                 Value                 December 31, 1998 (#) (1)
             NAME                       EXERCISE (#)         REALIZED ($)         EXERCISABLE         UNEXERCISABLE
Robert B. Lundgren                          nil                  nil                   7,000(2)           416,000(2)
Timothy R. Hogenkamp                        nil                  nil                 105,600              300,000(3)
Thomas C. Hardy                             nil                  nil                  10,000               40,000
George M. Amato                             nil                  nil                  18,656              125,000(4)
Paul Wagler                                 nil                  nil                  50,041               66,000
Raymond L. Loewen                           nil                  nil                     nil            1,780,000(5)
Lawrence Miller                             nil                  nil                 288,313              330,000

(1) The closing price of the Common Shares on December 31, 1998 on the TSE was Cdn. $12.50 and on the NYSE was US $8.437. No options disclosed in these columns were in-the-money as at such date.

(2) Comprised of grants to Mr. Lundgren pursuant to the Outside Director Plan of options to purchase an aggregate of 23,000 Common Shares (exercisable in respect of 7,000 Common Shares and unexercisable in respect of 16,000 Common Shares), as well as a grant of an option in connection with Mr. Lundgren's appointment as President and Chief Executive Officer to purchase 400,000 Common Shares, to vest over five years in equal annual instalments.

(3) Comprised of a grant under the 1994 Management Equity Investment Plan to Mr. Hogenkamp of an option to purchase 300,000 Common Shares.

(4) Comprised of a grant under the 1994 Management Equity Investment Plan to Mr. Amato of an option to purchase 125,000 Common Shares.

(5) Comprised of grants under the 1994 Management Equity Investment Plan to Mr.
    R. Loewen of an option to purchase 280,000 Common Shares, being that portion of an option to purchase 500,000 Common Shares which had vested and become non-forfeitable at the time of Mr. R. Loewen's resignation as President and Chief Executive Officer on October 8, 1998, and of certain purchase rights in respect of an additional 1,500,000 Common Shares under the 1994 Management Equity Incentive Plan.

PENSION BENEFITS

     The Company does not have any defined benefit or actuarial pension plans. The Company does have a defined contribution retirement plan for United States employees, the LGII 401(k) Retirement Plan. For Canadian employees, the Company has a group registered retirement savings plan.

     The estimated aggregate cost to the Company for the year ended December 31, 1998 of pension benefits for senior officers under the Company's group registered retirement savings plan was $47,990.

     The estimated aggregate cost to the Company for the year ended December 31, 1998 of benefits for senior officers of the Company under the LGII 401(k) Retirement Plan was $73,975. Annual discrimination testing (that is to say, the testing of the entitlement of more highly compensated employees against the entitlement of employees with lower compensation) had not been carried out at the date hereof.

EMPLOYMENT CONTRACTS

     The following Named Executive Officers have written employment agreements with the Company: Robert B. Lundgren, Timothy R. Hogenkamp, Thomas C. Hardy, George Amato and Paul Wagler. The agreements outline duties and responsibilities, initial compensation and related benefits, including bonuses and initial stock option grants. The agreements for Messrs. Lundgren, Hogenkamp, Hardy, Amato and Wagler do not specify a term of years and are terminable by the Company upon twelve months' notice, in the case of Mr. Lundgren, six months' notice, in the case of Messrs. Hogenkamp, Hardy and Amato, or upon reasonable notice, in the case of Mr. Wagler.

     Mr. Hardy also has a written equity incentive agreement (the "Incentive Agreement") with LGII and Loewen Life Insurance Group, Inc. ("Loewen Life") which provides for certain deferred compensation based on the operating results of the Company's life insurance operations. The Incentive Agreement contemplates the delivery to Mr. Hardy of a percentage interest, currently 9.86% but subject to adjustment, of the total net worth of Loewen Life and certain other life insurance Subsidiaries. In exchange for the right to receive this percentage interest, Mr. Hardy has delivered to LGII pursuant to the Incentive Agreement a promissory note in the amount of $10,000,000, which amount is also subject to adjustment, plus interest at 9% per annum. The percentage interest becomes exercisable for a cash award, determined pursuant to a formula set forth in the Incentive Agreement, upon the occurrence of certain triggering events, including the termination of Mr. Hardy's employment other than for cause, or upon a change in control of the Company. The promissory note is repayable solely by reduction of such cash award and is without personal recourse to Mr. Hardy.

     The Company had a written employment agreement with Mr. Miller which specified a maximum term of five years commencing in March 1995, but was terminable early by the Company upon 90 days' notice. Mr. Miller resigned his employment on March 31, 1999 in connection with the disposition by the Company of certain cemeteries and funeral homes to an investor group which included Mr. Miller, thereby terminating the employment contract. See CERTAIN TRANSACTIONS.

     In October 1996, the Company entered into written agreements with each of Messrs. Lundgren, Hogenkamp, Wagler, R. Loewen and Miller fully indemnifying them in their capacities as officers and/or Directors of the Company. In February 1999, the Company entered into a second written agreement with Mr. Lundgren fully indemnifying him in his capacity as an officer of the Company.

     Also in October 1996, Messrs. Hogenkamp, Wagler and Miller entered into severance agreements with the Company and Mr. Amato entered into a similar agreement with a Subsidiary of the Company. Messrs. Lundgren and Hardy entered into similar agreements with the Company in November 1998. All of the severance agreements provide for the payment of certain retention bonuses and severance benefits in the event of a change in control of the Company.

     Each of the participants in the 1994 Management Equity Investment Plan, including Messrs. Hogenkamp, Amato and R. Loewen, has entered into an Executive Agreement with the Company or a Subsidiary (the "Executive Agreement"). The Executive Agreement includes certain obligations of a participant with respect to his conduct during the term of employment, and includes a confidentiality agreement and a covenant not to compete that is effective for two years immediately following the date of termination of employment. The Executive Agreement does not include any compensatory provisions.

     Certain executive officers and other key employees of the Company, including Messrs. Hogenkamp, Hardy, Amato and Wagler, participate in the Company's Retention Bonus Plan, which is described in the Report on Executive Compensation below.

COMPOSITION OF THE COMPENSATION COMMITTEE

     The Chairman of the Compensation Committee is Thomas M. Taylor, an outside Director of the Company. In addition to Mr. Taylor, the current members of the Compensation Committee are Charles B. Loewen and James D. McLennan. The Compensation Committee met seven times in 1998. All members are outside Directors of the Company.

REPORT ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is directed and monitored by the Compensation Committee. The Compensation Committee reviews and recommends, for approval by the Board of Directors, specifically the executive compensation of the Chief Executive Officer and generally the Company's executive compensation policies. With respect to the Company's stock plans, awards made to executive officers are generally made by the Compensation Committee (and approval of the full Board of Directors will not be sought) in order to provide for the deductibility of stock-based compensation under United States income tax laws. See "Policy with Respect to Deductibility of Compensation" below.

Compensation Philosophy

     The Company's executive compensation program is designed to provide incentives for executives to enhance Shareholder value, to successfully implement the Company's business plan and to improve corporate and individual performance.

     The program normally consists of three components: base salary, an annual incentive (bonus) typically paid in cash and long-term equity-based incentives.

     The program's overall objectives are:

     -  To align the interests of management with those of Shareholders;

     -  To integrate compensation with the Company's business objectives;

     - To attract and retain qualified executives critical to the success of the Company;

     -  To provide fair and competitive compensation packages; and

     -  To reward both corporate and individual performance.

Base Salary

     In general, an executive's base salary is determined by a subjective assessment of his or her responsibilities and sustained performance.

     In each of 1995, 1996 and 1997 the Compensation Committee retained external consultants to review the general levels of executive salary within the Company. In 1998, William M. Mercer Ltd. ("Mercer") was retained by the Compensation Committee as an external consultant to conduct such a review.

     Since approximately 90% of the Company's revenue is derived from operations in the United States, comparisons of executive salaries are primarily made with United States companies, although Canadian data is also sampled. The Compensation Committee believes the general level of executive salaries within the Company to be comparable to public companies of similar size in North America.

Annual Incentives (Bonuses)

     In light of the changing circumstances of the Company through 1998, the Compensation Committee thoroughly reviewed the annual incentive program for executive officers. Mercer was engaged as a external specialized consultant to assist with this review. The Compensation Committee recommended that bonuses generally not be paid to executive officers in respect of 1998, and accordingly such bonuses were limited to an aggregate amount of approximately $53,000 paid to three individuals.

     However, the Committee also concluded that in light of the changing and uncertain circumstances of the Company it was essential to establish a retention or "stay put" short term incentive program for the purpose of retaining or recruiting key executives during a period of uncertainty. Accordingly, a Retention Bonus Plan was established in October 1998 and was designed to encourage key executives to stay with the Company and to perform at an above normal level over the short term. The Retention Bonus Plan provides for the payment of a potential bonus in the amount of 50% of an executive's base salary provided that the executive continues employment with the Company for the six month period from October 1, 1998 until March 31, 1999, subject to a subjective review of the executive's performance, energy and commitment. A further bonus may be made available in the future for continuation of employment during an additional term.

Long-Term Incentives

     Executive officers are eligible to receive grants of options under the Company's Employee Stock Option Plans.

     Certain executive officers participate in the 1994 Management Equity Investment Plan (the "MEIP"), which was approved by the Shareholders at the 1994 annual general meeting. The MEIP gives participants the right to acquire an aggregate of 3,410,200 Common Shares beginning in June 1999 for an aggregate purchase price of approximately $102.4 million. However, the purchase price per Common Share is $30.04, so the MEIP benefits will not be "in-the-money" until the share price exceeds $30.04.

Chief Executive Officer's Compensation

     In March 1998, the Compensation Committee recommended a base salary of $900,000.00 for the then Chief Executive Officer, Raymond L. Loewen. As a long-term incentive, the Committee determined to grant the Chief Executive Officer an option to acquire 250,000 Common Shares to vest over five years in equal annual instalments; however, this option was never granted.

     Raymond L. Loewen resigned as Chief Executive Officer on October 8, 1998. No agreement has been reached with Raymond L. Loewen concerning retirement entitlements.

     On October 8, 1998, Robert B. Lundgren was appointed Chief Executive Officer. On November 16, 1998, the Compensation Committee recommended for Mr. Lundgren, as Chief Executive Officer, a base salary of $425,000.00. As a long-term incentive, the Committee determined to grant the Chief Executive Officer an option to acquire 400,000 Common Shares exercisable at Cdn. $12.00 per Share, to vest over five years in equal annual instalments. Mr. Lundgren's base salary and the foregoing option grant are both set forth in his written employment agreement.

Policy with Respect to Deductibility of Compensation

     Section 162(m) of the United States Internal Revenue Code of 1986, as amended ("Section 162(m)"), governs the deductibility of discretionary, incentive-based compensation in excess of $1 million paid annually to the Chief Executive Officer and certain other highly paid executive officers.

     The Company believes that the MEIP and the Company's Employee Stock Option Plans qualify for an exception from the $1 million limitation. The Company's incentive programs, including the Retention Bonus Plan, currently do not so qualify, but the Company does not anticipate that this will result in any significant cost. The Compensation Committee will continue to monitor the impact of Section 162(m) and will recommend modification to the Company's compensation program in the future if appropriate.

     Submitted by the Compensation Committee:

                                                  Thomas M. Taylor, Chairman
                                                  Charles B. Loewen
                                                  James D. McLennan

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total Shareholder return on the Common Shares with the cumulative return on the Peer Group Total Return Index, TSE 300 Total Return Index and Standard & Poor's 500 Total Return Index for a five year period. Such cumulative Shareholder return and the Total Return Indices reflect the cumulative return, including dividend reinvestment. The Peer Group Total Return Index is comprised of the cumulative shareholder return on the common stock of Service Corporation International (listed on the NYSE) and Stewart Enterprises, Inc. (quoted on the Nasdaq National Market) and the Class A and Class B Shares of Arbor Memorial Services, Inc. (listed on the TSE).

                                        THE LOWEN GROUP INC.        PEER GROUP              S&P 500                TSE 300
                                        --------------------        ----------              -------                -------
'1993'                                          100                    100                    100                    100
'1994'                                          111                    112                    104                     98
'1995'                                          104                    172                    136                    109
'1996'                                          163                    223                    165                    137
'1997'                                          112                    278                    224                    155
'1998'                                           26                    282                    305                    149

                         OTHER COMPENSATION INFORMATION

(The information set forth under the two following subheadings is stipulated for disclosure pursuant to the Company Act of British Columbia. This includes disclosure with respect to "senior officers", which term generally includes any vice-president, the secretary, the treasurer, the general manager and any individual who performs functions similar to those normally performed by an individual occupying any of these offices, as well as the Named Executive Officers.)

DIRECTORS' AND OFFICERS' REMUNERATION

     The aggregate compensation paid or payable directly to the Company's Directors and senior officers as a group (including the Named Executive Officers) by the Company and its Subsidiaries for the year ended December 31, 1998 was $10,516,208. These amounts include salaries, fees (including Directors' retainer and meeting fees), commissions and bonuses; cash bonuses to be paid for services rendered in 1998 (unless such amounts have not been allocated); cash bonuses paid in 1998 for services rendered in previous years; the cash equivalent of Common Shares issued to Directors under the Outside Director Plan; and all deferred compensation earned in 1998; but excludes compensation paid in 1998 in respect of another year that was described in a previous information circular and excludes the value of options granted in partial compensation for salary or bonus. The Directors and senior officers as a group earned taxable benefits in 1998 aggregating $295,717 including, among other benefits, taxable auto benefits, medical insurance, life insurance (taxable benefits portion only), spousal travel, forgiveness of indebtedness, relocation expenses and imputed interest on non-interest-bearing loans.

OPTIONS

     The following table sets forth certain information with respect to options to purchase Common Shares that were granted to Directors and senior officers as a group during the fiscal year 1998:

------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
                            NUMBER
                          OF SHARES                                            MARKET VALUE
                           OPTIONED         DATE           EXERCISE               ON DATE           EXPIRATION
        GROUP              IN 1998        OF GRANT           PRICE               OF GRANT              DATE
------------------------------------------------------------------------------------------------------------------
  Directors                 42,188        Feb.  2        Cdn $  32.00          Cdn $  32.00        Feb.  2, 2008
  and Senior               220,000        Feb. 17        Cdn $  33.80          Cdn $  33.80        Feb. 17, 2008
  Officers                  50,000        Mar. 4         Cdn $  35.40          Cdn $  35.40         Mar. 4, 2008
                             6,000        Mar. 4          US $  25.00           US $  25.00         Mar. 4, 2008
                            29,000        Mar. 5         Cdn $35.8130          Cdn $  36.00         Mar. 5, 2008
                            18,000        Mar. 5          US $25.1860           US $  25.25         Mar. 5, 2008
                           114,286        May 28         Cdn $  38.10          Cdn $  38.10         May 28, 2008
                            17,500        June 12         US $27.1875           US $27.5625        June 12, 2008
                            29,000        July 14        Cdn $39.3459          Cdn $  39.10        July 14, 2008
                            18,000        July 14         US $26.5494           US $ 26.375        July 14, 2008
                            14,550        Sept. 24        US $  15.00           US $  15.00       Sept. 24, 2008
                           400,000        Dec. 9         Cdn $  12.00          Cdn $  12.00         Dec. 9, 2008
                            20,000        Dec. 21         US $  8.125           US $  8.125        Dec. 21, 2008
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
------------------------------------------------------
                              MARKET VALUE
                            (LOW-HIGH RANGE)
                            IN 30 DAY PERIOD
        GROUP                PRECEDING GRANT
------------------------------------------------------
  Directors               Cdn $  30.30-$  36.50
  and Senior              Cdn $  30.55-$  34.00
  Officers                Cdn $  30.60-$  35.80
                          US  $  21.00-$ 25.125
                          Cdn $  30.60-$  36.00
                          US  $21.3125-$  25.25
                          Cdn $  38.10-$  41.40
                          US  $  26.25-$28.1875
                          Cdn $  38.40-$  40.75
                          US  $26.0625-$  27.75
                          US  $11.1875-$ 15.875
                          Cdn $  12.00-$  17.45
                          US  $ 7.4375-$ 9.9375
------------------------------------------------------
------------------------------------------------------

     No monetary consideration was received by the Company for the granting of the foregoing.

     The following table sets forth the options to purchase Common Shares exercised by Directors and senior officers as a group during the fiscal year 1998:

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                                                        MARKET
                                               NUMBER OF                              VALUE LESS              MARKET VALUE
                                                COMMON                              PURCHASE PRICE          (LOW-HIGH RANGE)
                              DATE OF           SHARES            PURCHASE           ON THE DATE            IN 30 DAY PERIOD
GROUP                         EXERCISE         PURCHASED           PRICE             OF PURCHASE           PRECEDING PURCHASE
------------------------------------------------------------------------------------------------------------------------------
  Directors and               June 12            1,700           US $18.63          US $14,557.10          US $26.25-$28.1875
  Senior Officers             June 19            4,150           Cdn $36.85         Cdn $15,770.00         Cdn $38.10-$  41.00
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

OTHER

     Eligible employees of the Company also are entitled to participate in the Company's Employee Share Purchase Plans, which provide an opportunity to acquire Common Shares via payroll deduction. In addition, certain senior employees of LGII and its Subsidiaries participate in an Amended and Restated Executive Deferred Compensation Plan, which allows participants to defer compensation and to direct the investment of the deferred amounts.

                 INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

(The information set forth in this section is stipulated for disclosure pursuant to the Securities Act of British Columbia and, in some instances, by the SEC.)

INDEBTEDNESS UNDER SECURITIES PURCHASE PROGRAMS

     As at April 1, 1999, the aggregate indebtedness

     (i)   to the Company or any of its Subsidiaries, or

     (ii) to another entity which is the subject of a guarantee, support agreement, letter of credit or similar arrangement or understanding provided by the Company or any of its Subsidiaries of all officers, Directors, employees and former officers, Directors and employees of the Company or any of its Subsidiaries in connection with the purchase of securities of the Company or any of its Subsidiaries was $3,754,242.

     The following table sets forth guaranteed indebtedness of senior officers pursuant to the 1994 Management Equity Investment Plan approved by the Shareholders at the annual general meeting of the Company held on May 16, 1994. All dollar amounts are expressed in United States dollars.

             TABLE OF INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS UNDER SECURITIES PURCHASE PROGRAMS

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                    INVOLVEMENT OF         LARGEST AMOUNT       AMOUNT OUTSTANDING     FINANCIALLY ASSISTED
  NAME AND PRINCIPAL POSITION          ISSUER OR             OUTSTANDING               AS AT           SECURITIES PURCHASED
    (IN ALPHABETICAL ORDER)           SUBSIDIARY         DURING 1998 ($) (1)   APRIL 1, 1999 ($) (1)     During 1998 (2)
---------------------------------------------------------------------------------------------------------------------------------
  George M. Amato                 LGII is guarantor            275,381                 280,716                 n/a
    Regional Vice-President,
    Funeral Division, North East
    Region
---------------------------------------------------------------------------------------------------------------------------------
  David FitzSimmons (3)           LGII is guarantor            152,643                 155,601                 n/a
---------------------------------------------------------------------------------------------------------------------------------
  Dwight K. Hawes                 LGII is guarantor            113,439                 115,849                 n/a
    Senior Vice-President,
    Corporate Controller
---------------------------------------------------------------------------------------------------------------------------------
  Timothy R. Hogenkamp            LGII is guarantor            660,754                 673,556                 n/a
    Executive Vice-President,
    Corporate Affairs and
    Chairman of the Board, LGII
---------------------------------------------------------------------------------------------------------------------------------
  Peter S. Hyndman                LGII is guarantor             55,865                  58,518                 n/a
    Corporate Secretary
---------------------------------------------------------------------------------------------------------------------------------
  Kenneth E. Lee, Jr.             LGII is guarantor            110,126                 112,259                 n/a
    Vice-President,
    Combination Operations and
    Alternative Funerals
---------------------------------------------------------------------------------------------------------------------------------
  F. Duane Schaefer               LGII is guarantor            132,151                 134,711                 n/a
    Regional Vice-President,
    Funeral Division, West
    Region
---------------------------------------------------------------------------------------------------------------------------------
  Michael L. Schweer              LGII is guarantor            130,845                 133,379                 n/a
    Vice-President, Funeral Home
    Operations, North Central
    Region
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

Notes:

(1) In each case, indebtedness is to a third party lender and is guaranteed by LGII. Capitalized interest has been added to the principal amount to the relevant date. The amount of each guarantee is limited to twice the principal amount of the original indebtedness in order to cover capitalized interest. Interest is charged on such indebtedness at the prime rate of the Wachovia Bank of Georgia, N.A. for U.S.-based officers and at the U.S. base rate of a Canadian chartered bank plus 0.25 percent for Canadian-based officers. Security has not been provided for such indebtedness.

(2) The indebtedness represents a 5% down payment on an option to acquire exchangeable debentures issued by LGII. Payment of the remaining 95% of the exercise price entitles the optionholder to acquire debentures exchangeable for Series B Preferred Shares of the Company. The Series B Preferred Shares are immediately convertible to Common Shares.

(3) Mr. FitzSimmons ceased employment with the Company on May 1, 1998, prior to which time he served as Vice-President, Operations.

INDEBTEDNESS OTHER THAN UNDER SECURITIES PURCHASE PROGRAMS

     As at April 1, 1999, the aggregate indebtedness

     (i)   to the Company or any of its Subsidiaries, or

     (ii) to another entity which is the subject of a guarantee, support agreement, letter of credit or similar arrangement or undertaking provided by the Company or any of its Subsidiaries of all officers, Directors, employees and former officers, Directors and employees of the Company or any of its Subsidiaries not entered into in connection with securities purchase programs of the Company or any of its Subsidiaries was $9,031,465.

             TABLE OF INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS
       AND SENIOR OFFICERS OTHER THAN UNDER SECURITIES PURCHASE PROGRAMS


                                                              INVOLVEMENT OF         LARGEST         AMOUNT OUTSTANDING
                                                                THE COMPANY     AMOUNT OUTSTANDING         AS AT
NAME AND PRINCIPAL POSITION                                  OR SUBSIDIARY (1)   DURING 1998 ($)     APRIL 1, 1999 ($)
---------------------------                                  -----------------  ------------------   ------------------
George M. Amato                                              LGII is lender             760,780              773,912
  Regional Vice-President, Funeral Division,
  North East Region (2)
Jeffrey L. Cashner                                           Company is lender          275,712              278,573
  Senior Vice-President, Funeral Home & Cemetery Operations
  (3)
Donald F. Delaney                                            Company is lender          275,000              275,000
  Vice-President, Corporate Controller (4)
Peter Gray                                                   LGII is lender              35,000               35,000
  Vice-President, Finance -- Operations, Cemeteries (5)
Timothy R. Hogenkamp                                         LGII is lender             567,449              576,619
  Executive Vice-President, Corporate Affairs and Chairman
  of the Board, LGII (6)
Kenneth E. Lee, Jr.                                          LGII was lender             50,000                  nil
  Vice-President, Combination Operations and Alternative
  Funerals (7)
Loewen Development Corporation (8)                           Company is lender     Cdn. 253,866         Cdn. 253,866
Donald W. Matthews                                           LGII is lender              47,586               48,407
  Vice-President, Cemetery Operations, West Region (9)
Lawrence Miller                                              LGII was lender          2,952,500                  nil
William R. Shane
Osiris Investments, L.L.C. (10)
Frank Milles                                                 LGII was lender             75,000                  nil
  Vice-President, Administration, Cemeteries (11)
Ronald P. Robertson                                          LGII is lender              25,000               25,000
  Regional Vice-President, Cemetery Division,
  North East Region (12)
Roger Ryan                                                   LGII was lender            386,745                  nil
  Vice-President, Taxation (13)
Michael L. Schweer                                           LGII is lender             627,604              638,437
  Vice-President, Funeral Home Operations,
  North Central Region (14)
Michael G. Weedon                                            Company was            Cdn. 35,000                  nil
  Executive Vice-President, Administration, Accounting and   lender
  Control and Chief Administrative Officer (15)

Notes:

 (1) This table and the amount of aggregate indebtedness disclosed in the paragraph immediately preceding this table do not include an amount which may become payable by Thomas C. Hardy, of New Orleans, Louisiana, to LGII pursuant to a non-recourse promissory note delivered in connection with Mr. Hardy's equity incentive agreement with LGII and Loewen Life. See "EXECUTIVE COMPENSATION -- Employment Agreements".

 (2) George M. Amato, of New York, New York, is indebted to LGII for a promissory note in the amount of $723,854, which was used for investment purposes and as a housing loan. The note bears interest at 7% per annum from April 30, 1998 and is due and payable on December 31, 2002. Mr. Amato has agreed to provide, but has not yet provided at the date hereof, security for the loan.

 (3) Jeffrey L. Cashner, of Montgomery, Texas, is indebted to the Company for a secured promissory note in the amount of $320,000. The note bears interest at 7% per annum from February 18, 1997 and was due and payable on February 18, 1999. Mr. Cashner repaid $80,000 of his principal indebtedness in September 1997. The balance of the indebtedness remains unpaid, and the Company intends to extend the loan to February 18, 2000, less a principal repayment of $60,000 expected shortly and further principal repayments from future bonus payments.

 (4) Donald F. Delaney, of Blaine, Washington, was indebted to the Company for a secured promissory note in the amount of $275,000, the proceeds of which were used for a housing loan. The note was non-interest bearing. Mr. Delaney repaid the full amount of his indebtedness in April 1999.

 (5) Peter Gray, of Yardley, Pennsylvania, is indebted to LGII for a secured promissory note in the amount of $35,000 given in connection with the purchase of a home relating to his employment at the Philadelphia office of LGII. The note bears interest at 7% per annum from October 1, 1995 and is due and payable on May 1, 2000.

 (6) Timothy R. Hogenkamp, of Cincinnati, Ohio, is indebted to LGII for an unsecured demand loan expiring May 12, 2000 and personal advances which were primarily used for investment purposes. The loan bears interest at 8.5% per annum from May 12, 1998. The advances bear interest at 7% per annum from date of advance.

 (7) Kenneth E. Lee, Jr. of Doylestown, Pennsylvania, was indebted to LGII for a promissory note in the amount of $50,000 given in connection with the purchase of a home relating to his employment at the Philadelphia office of LGII. The note bore interest at 7% per annum from June 2, 1995 and was due and payable on June 2, 2000. This indebtedness was satisfied in connection with the disposition by the Company of certain cemeteries and funeral homes to an investor group led by McCown De Leeuw & Co. See CERTAIN TRANSACTIONS.

 (8) Loewen Development Corporation of Burnaby, British Columbia, Canada, a wholly-owned subsidiary of Loewen Capital Corporation, is an associate of Raymond L. Loewen and Anne Loewen (the sole shareholders of Loewen Capital Corporation). Loewen Development Corporation is indebted to the Company in connection with the consolidation of funeral home operations as part of the initial organization of the Company. Loewen Development Corporation has provided security for and pays interest on this indebtedness at 7% per annum from April 1, 1998 and has agreed to repay these amounts by April 1, 2003.

 (9) Donald W. Matthews, of Reno, Nevada, is indebted to LGII for a promissory note in the amount of $42,000 given in connection with the purchase of a home relating to his employment at the Philadelphia office of LGII. The note bears interest at 7% per annum from February 21, 1997 and is due and payable on February 21, 2002.

 (10) Lawrence Miller, of Ivyland, Pennsylvania, William R. Shane, of Cherry Hill, New Jersey and Osiris Investments, L.L.C., a Delaware limited liability company of which Messrs. Miller and Shane are the sole members, were indebted to LGII for a promissory note in the amount of $2,952,500, the proceeds of which were used to repay an obligation to and purchase an obligation from Montefiore Cemetery Company Perpetual Care Fund. Messrs. Miller and Shane and Osiris Investments, L.L.C. were jointly and severally liable under the promissory note, which was secured by contingent payments to be made to them by LGII in connection with LGII's acquisition of Osiris Holding Corporation, a Delaware corporation of which Messrs. Miller and Shane were the majority shareholders prior to such acquisition. The note was non-interest-bearing. This indebtedness was satisfied in connection with the disposition by the Company of certain cemeteries and funeral homes to an investor group led by McCown De Leeuw & Co. See CERTAIN TRANSACTIONS.

(11) Frank Milles, of Langhorne, Pennsylvania, was indebted to LGII for a promissory note in the amount of $75,000 given in connection with the purchase of a home relating to his employment at the Philadelphia office of LGII. The note bore interest at 7% per annum from October 19, 1995 and was due and payable on July 19, 2000. This indebtedness was satisfied in connection with the disposition by the Company of certain cemeteries and funeral homes to an investor group led by McCown De Leeuw & Co. See CERTAIN TRANSACTIONS.

(12) Ronald P. Robertson of Jamison, Pennsylvania, is indebted to LGII for a promissory note in the amount of $75,000 given in connection with the purchase of a home relating to his employment at the Philadelphia office of LGII. The note bears interest at 7% per annum from August 15, 1995 and is due and payable on August 15, 2000. Mr. Robertson repaid $25,000 of his principal indebtedness in October 1996 and an additional $25,000 of his principal indebtedness in December 1997.

(13) Roger Ryan, of Bellevue, Washington, was indebted to LGII for a promissory note in the amount of $386,745 given in connection with the construction of his home. The note bore interest at 8% per annum. Mr. Ryan repaid the full amount of his indebtedness in January 1998.

(14) Michael L. Schweer, of Cincinnati, Ohio, is indebted to LGII for an unsecured demand loan expiring May 12, 2000 and personal advances, which were used for investment purposes. The loan bears interest at 8.5% per annum from May 12, 1998. The advances bear interest at 7% per annum from date of advance.

(15) Michael G. Weedon, of West Vancouver, British Columbia, Canada, was indebted to the Company for an unsecured promissory note in the amount of Cdn. $35,000, the funds of which were used for a housing loan. The note was non-interest-bearing. Mr. Weedon repaid the full amount of his indebtedness in March 1998.

                              CERTAIN TRANSACTIONS

     Albert S. Lineberry, Sr., who retired as a Director of the Company on March 30, 1999, is the controlling shareholder of Gaines Corporation of Greensboro, North Carolina. Gaines Corporation received $112,486 from Lineberry Group, Inc., a Subsidiary, in 1998 for the lease of its North Elm Chapel premises in Greensboro, North Carolina.

     In March 1995 the Company purchased all of the outstanding shares of Osiris Holding Corporation ("Osiris") of Philadelphia, Pennsylvania. The total consideration for the transaction was $103.8 million plus additional consideration of up to approximately $42 million payable ($31.5 million of which had been paid) to former shareholders of Osiris (including Lawrence Miller and William R. Shane, who were formerly part of the Company's senior management) based on the achievement of certain performance-related criteria over a period of up to six years from the closing of the acquisition. In March 1999, the Company disposed of 124 cemeteries and three funeral homes in the United States to an investor group which includes Messrs. Miller and Shane and is led by McCown De Leeuw & Co., a private investment firm. Total proceeds from the disposition amounted to approximately $186 million, after taking into account the assumption of responsibility by the investor group for all unpaid contingent consideration for the Osiris transaction. Specifically, approximately $2.9 million in contingent consideration for the Osiris transaction was offset against indebtedness owed to LGII by Messrs. Miller and Shane and Osiris Investments, L.L.C., a Delaware limited liability company of which Messrs. Miller and Shane are the sole members, and the balance of $7.35 million in contingent consideration for the Osiris transaction was partially discounted to net present value and applied as a reduction of the purchase price in the March 1999 transaction. Messrs. Miller and Shane will each retain options in respect of 90,000 Common Shares which were granted in connection with the Osiris transaction.

     Reference is made to pages 8 and 9 for a description of certain arrangements between the Company or LGII and retired Directors Albert S. Lineberry, Sr. and Dr. Earl A. Grollman and Director Charles B. Loewen.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors, executive officers and beneficial owners of more than 10% of the outstanding Common Shares (collectively, "reporting persons") to file with the U.S. Securities and Exchange Commission reports of ownership and changes in ownership of equity securities of the Company. Based solely upon its review of such reports and written representations from the reporting persons that Forms 5 were either filed or not required to be filed by such reporting persons, the Company believes that all of the reporting persons (32 persons total) complied with the Section 16(a) filing requirements during the year ended 1998, except as follows. John S. Lacey, Chairman of the Board and Director, failed to file an Initial Statement of Beneficial Ownership on Form 3 ("Form 3") within the 10 day period. F. Duane Schaefer, Regional President, Operations, South Central Region, failed to file Form 4 within the time frame permitted reporting an acquisition in the open market.

                            APPOINTMENT OF AUDITORS

     The Board of Directors recommends, and unless otherwise directed the designated persons named in the enclosed form of proxy will vote for, the appointment of KPMG LLP, 777 Dunsmuir Street, Vancouver, British Columbia, Canada, V7Y 1K3, as auditors of the Company to hold office until the next annual general meeting of Shareholders and to authorize the Directors to fix the remuneration of the auditors so appointed. KPMG LLP (or predecessor firms thereof) has been the Company's auditors since 1986. Where no instructions with respect to the appointment and authorization to fix the remuneration of the auditors are received from the customer, a broker that is subject to the rules of the NYSE is nonetheless entitled to vote such customer's Common Shares.

     Representatives of KPMG LLP are expected to be present at the Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                          INFORMATION AS TO EMPLOYEES

     The total remuneration paid in 1998 to full-time and part-time employees of the Company and its Subsidiaries (not including benefits) was approximately $357 million. The total remuneration paid in 1997 to full-time and part-time employees of the Company and its Subsidiaries (not including benefits) was approximately $328 million. The total number of full-time and part-time employees of the Company and its Subsidiaries as at December 31, 1998 was 16,700.

                  PARTICULARS OF OTHER MATTERS TO BE VOTED ON
      APPROVAL OF AMENDMENT TO THE 1994 OUTSIDE DIRECTOR COMPENSATION PLAN

BACKGROUND

     The Board of Directors has unanimously approved, and recommends that the Shareholders approve, an amendment to the Outside Director Plan to increase the number of Common Shares issuable thereunder by 200,000.

     The Outside Director Plan was initially adopted by the Board of Directors and Shareholders in 1994. The purpose of the Outside Director Plan is to promote the interests of the Company by attracting and retaining qualified persons who are neither employees nor officers of the Company or a Subsidiary in the United States or Canada to serve on the Boards of Directors of the Company and its Subsidiaries. The Outside Director Plan is intended to further align the interest of outside Directors with Shareholders, thereby promoting long-term growth and performance by the Company.

     The Outside Director Plan is administered by the Board of Directors. The Outside Director Plan provides for an annual grant of options to be made to each outside Director immediately following a Shareholder meeting in which Directors have been elected. The number of options to be granted is determined by the Board of Directors. When an outside Director is first elected or appointed to the Board, he or she receives an initial grant of options in an amount determined by the Board of Directors. In each case, the option exercise price is determined based on the weighted average trading price of the Common Shares for a specified five-day period. The Board determines the other terms and conditions of the options.

     An outside Director also may elect to receive his or her annual retainer and fees paid in respect of Committee service and Board and Committee meetings in Common Shares instead of cash. The number of Common Shares to be issued is determined based on the weighted average trading price of the Common Shares for a specified five-day period.

     As of April 26, 1999, the Company's six outside Directors were eligible to participate in the Outside Director Plan.

     The potential benefit to be received by an outside Director in respect of options granted under the Outside Director Plan is dependent on increases in the price of the Common Shares between the option grant date and exercise date. With respect to Common Shares issued in lieu of cash fees, the value of the Common Shares is the weighted average trading price of the Common Shares for a specified five-day period immediately preceding the first business day of the calendar year or the calendar quarter.

     In accordance with the Outside Director Plan, the Board intends to grant options to the outside Directors (other than Thomas M. Taylor) immediately following the Annual General Meeting. It is anticipated that the Chairman will receive options in respect of 50,000 Common Shares. The number of options to be granted to the other outside Directors has not yet been determined.

     On April 23, 1999, the closing price of the Common Shares on the NYSE was US $1.063 and on the TSE was Cdn. $1.59.

     The maximum number of Common Shares that may be issued pursuant to the Outside Director Plan has not been increased since the Outside Director Plan's inception and is currently 250,000. During 1998, the Company anticipated that the number of Common Shares to be issued or issuable pursuant to options granted under the Outside Director Plan would exceed the number of shares available for grant under the Outside Director Plan sometime during 1998. The Board of Directors thereafter approved an increase in the number of Common Shares available under the Outside Director Plan in the amount of 200,000, subject to disinterested Shareholder approval. The TSE and ME conditionally approved the increase. As of April 26, 1999, options in respect of 47,000 Common Shares had been granted pursuant to the increased limitation under the Outside Director Plan. The options granted pursuant to the increased limitation under the Outside Director Plan were granted subject to Shareholder approval at the Meeting of the proposed increase to the maximum number of Common Shares issuable pursuant to the Outside Director Plan.

APPROVAL

     Under the rules of the TSE and ME, the approval of a simple majority of the votes cast by disinterested Shareholders is required to approve the proposed amendments to the Outside Director Plan to increase the number of Common Shares issuable thereunder. To the best of the Company's knowledge, the number of votes attaching to the Common Shares that will not be counted for the purposes of determining whether the required level of Shareholder approval of the amendment to the Outside Director Plan has been obtained is 7,620,236.

     Under the rules of the NYSE, Shareholder approval requires that (1) a majority of the Common Shares entitled to vote must actually be voted (with abstentions counting as shares voting and broker non-votes not counting as shares voting) and (2) votes "for" must constitute at least a majority of that number.

     Approval by the Shareholders of the increase of 200,000 Common Shares available for issuance under the Outside Director Plan will serve as ratification by such Shareholders of the options granted pursuant to the increased share limitation set forth in the Outside Director Plan.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED, AND RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF, AN AMENDMENT TO INCREASE THE NUMBER OF COMMON SHARES ISSUABLE UNDER THE OUTSIDE DIRECTOR PLAN BY 200,000 SHARES.

     The full text of the Outside Director Plan can be obtained from the Corporate Secretary of the Company at the Company's principal executive office at 4126 Norland Avenue, Burnaby, British Columbia, Canada, V5G 3S8.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     The discussion under this heading summarizes the principal United States federal income tax consequences of participation in the Outside Director Plan, including issuance of Common Shares in payment of annual fees and meeting fees, the grant and exercise of options, and the holding and disposing of Common Shares received as payment for fees or acquired by the exercise of an option by a participant in the Outside Director Plan (a "Participant"), who is not an employee of the Company and who is resident in the United States and is not resident in Canada. It is based on the current provisions of the Internal Revenue Code of 1986 (the "Code") and the regulations thereunder and on counsel's understanding of the current administrative practices of the Internal Revenue Service. This discussion is general only and is not a substitute for independent advice from a Participant's own tax adviser.

Common Shares Received in Lieu of Meeting Fees

     To the extent that a Participant elects in accordance with the Outside Director Plan to receive Common Shares for all or a portion of the meeting fees payable for the immediately preceding service period, the Participant will recognize, at the time the meeting fees would otherwise have been paid, ordinary income equal to the meeting fees that would otherwise have been received. In addition, the Participant will recognize, upon receipt of the Common Shares, ordinary income equal to the excess of the fair market value of the Common Shares on the date the Common Shares are received over the meeting fees that would otherwise have been received. Taxes on self-employment income will also apply.

Common Shares Received in Lieu of Annual Fees

     To the extent that a Participant elects in accordance with the Outside Director Plan to receive Common Shares for all or a portion of the annual fees payable for the service period to which the election relates, the Participant will recognize, upon receipt of the Common Shares, ordinary income equal to the fair market value of the Common Shares on the date the Common Shares are received. Taxes on self-employment income will also apply.

Options

     A Participant will not recognize any taxable income at the time an option is granted.

     Upon exercise of an option, a Participant will recognize ordinary income for federal income tax purposes equal to the excess, if any, of the fair market value of the Common Shares on the date of exercise over the exercise price. Taxes on self-employment income will also apply.

Other Tax Consequences

     When a Participant sells the Common Shares issued in payment of annual fees or meeting fees or acquired pursuant to the exercise of an option, any difference between the sale price and the Participant's tax basis in the Common Shares will be treated as capital gain or loss. For dispositions occurring after July 28, 1997, long-term capital gains will be taxed at a rate of 10% (for persons in the 15% tax bracket) or 20% (for other individuals), if the Common Shares were held for more than eighteen months. A rate of 28% will apply in the case of Common Shares held more than one year but not more than eighteen months. Capital losses may generally be used to offset capital gains and are available to offset up to $3,000 of ordinary income in a given taxable year. Individuals may carry forward unused capital losses indefinitely.

     The corporation for which the Participant serves as an outside director will be entitled to tax deductions to the extent and in the year that ordinary income is recognized by the Participant.

     Dividends payable on Common Shares out of earnings and profits are ordinary income taxable at ordinary income tax rates. United States resident Shareholders may be permitted to credit Canadian withholding taxes (see below) against the portion of their United States income tax liability attributable to such dividends.

CANADIAN TAX CONSEQUENCES

     The discussion under this heading summarizes the principal Canadian income tax consequences of participation in the Outside Director Plan, including issuance of Common Shares in payment of annual fees and meeting fees, the grant and exercise of options, and the holding and disposing of Common Shares received as payment for fees or acquired by the exercise of an option by (i) a Participant who is resident in the United States and is not resident in Canada and (ii) a Participant who is resident in Canada and is not resident in the United States. It is based on the current provisions of the Income Tax Act of Canada (the "Tax Act"), the regulations thereunder and on counsel's understanding of the current administrative practices of Revenue Canada Customs, Excise and Taxation. The provisions of the Tax Act are subject to income tax treaties to which Canada is a party, including the Canada-United States Income Tax Convention (the "Tax Treaty"). This summary assumes that the Company will continue to be a public corporation for purposes of the Tax Act, and that any Common Shares acquired by a Participant who is resident in Canada will constitute capital property to the Participant. Common Shares so acquired will generally be considered to constitute capital property unless the Participant either holds the Common Shares in the course of carrying on a business or has acquired the Common Shares in a transaction or transactions considered to be an adventure in the nature of trade. This discussion is general only and is not a substitute for independent advice from a Participant's own tax adviser.

United States Resident Participants

     A Participant who is a resident of the United States and is not resident in Canada will not be subject to Canadian income tax on either the acquiring or exercising of an option or on the acquiring, holding or selling of Common Shares acquired upon making an election in connection with annual fees or meeting fees or pursuant to the exercise of an option.

     Under the Tax Act and the Tax Treaty, Canadian withholding tax at the rate of 15% will apply on any dividends on Common Shares paid by the Company to a Participant who is a resident of the United States and is not resident in Canada.

Canadian Resident Participants

     To the extent that a Participant who is a resident of Canada and is not resident in the United States elects in accordance with the Outside Director Plan to receive Common Shares for all or a portion of annual fees and meeting fees otherwise payable to the Participant, the Participant will recognize income for Canadian tax purposes equal to the fair market value of the Common Shares on the date the Common Shares are received.

     A Participant who is a resident of Canada will not recognize income at the time of acquiring an option.

     Neither the Company nor any of its Subsidiaries will be entitled to a deduction for Canadian tax purposes at any time in respect of the grant or exercise of an option by a Participant.

     Upon exercise of an option, a Participant who is a resident of Canada will recognize income equal to the amount by which the fair market value of the Common Shares acquired (determined as at the time of their acquisition) exceeds the exercise price for the Common Shares pursuant to the option. Provided that the Participant deals at arm's length with the Company, the Participant would be entitled to a deduction equal to one-quarter of the amount of income required to be so recognized. Where possible, the Company would be required to withhold tax in respect of this income.

     Upon a disposition of Common Shares acquired by a Participant who is a resident of Canada to a purchaser other than the Company, the Participant will recognize a capital gain (or capital loss) equal to the amount by which the proceeds of disposition exceed (or are exceeded by) the adjusted cost base to the Participant of the Common Shares so disposed of. The adjusted cost base of such Common Shares will equal the cost to the Participant of the Common Shares (such cost being the value of the Common Shares determined as at the time of their acquisition) averaged with the cost of all such shares of the same class already owned by the Participant. Three-quarters of any capital gains realized by a Participant will be required to be included in income for Canadian tax purposes.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     The Shareholders will be asked to approve at the Meeting an amendment to the Outside Director Plan to increase the number of Common Shares issuable thereunder by 200,000. The outside Directors and their associates have an interest in the Plan because such Directors are entitled to participate in the Plan. Accordingly, such persons are precluded from voting their Common Shares with respect to this matter for the purposes of the approval required under the rules of the TSE and ME. Reference is made to PARTICULARS OF OTHER MATTERS TO BE VOTED ON -- APPROVAL OF AMENDMENT TO THE 1994 OUTSIDE DIRECTOR COMPENSATION PLAN.

                                 OTHER MATTERS

     To the best of the knowledge, information and belief of the Directors, there are no other matters which are to be acted upon at the Meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters; and the voting instructions for participants in the Employee Stock Bonus Plan and in the LGII 401(k) Retirement Plan provide that CIBC Mellon Trust Company may act and vote as management of the Company may recommend.

                            SHAREHOLDERS' PROPOSALS

     There is no provision in the British Columbia Company Act entitling the shareholders of a company incorporated thereunder to initiate proposals for an annual general meeting. The Company is incorporated pursuant to the British Columbia Company Act.

                              AVAILABLE DOCUMENTS

     A COPY OF THE FOLLOWING DOCUMENTS IS AVAILABLE ON REQUEST FROM THE CORPORATE SECRETARY OF THE COMPANY AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE AT 4126 NORLAND AVENUE, BURNABY, BRITISH COLUMBIA, CANADA, V5G 3S8, TELEPHONE
(604) 299-9321:

     (1) THE COMPANY'S LATEST ANNUAL REPORT ON FORM 10-K REQUIRED UNDER THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934 WHICH REPORT IS ALSO FILED WITH CANADIAN SECURITIES COMMISSIONS IN SATISFACTION OF THE REQUIREMENT TO FILE AN ANNUAL INFORMATION FORM PURSUANT TO CANADIAN SECURITIES LAWS AND POLICIES;

     (2) THE COMPARATIVE FINANCIAL STATEMENTS OF THE COMPANY FOR THE COMPANY'S MOST RECENTLY COMPLETED FISCAL YEAR IN RESPECT OF WHICH SUCH FINANCIAL STATEMENTS HAVE BEEN ISSUED TOGETHER WITH THE ACCOMPANYING REPORT OF THE AUDITORS AND ANY INTERIM FINANCIAL STATEMENTS OF THE COMPANY REQUIRED BY LAW AND ISSUED SUBSEQUENT TO SUCH COMPARATIVE FINANCIAL STATEMENTS; AND

     (3) THE PROXY STATEMENT AND INFORMATION CIRCULAR OF THE COMPANY DATED AS OF APRIL 6, 1998 IN CONNECTION WITH THE ANNUAL GENERAL MEETING OF SHAREHOLDERS HELD ON MAY 14, 1998;

SUBJECT TO (i) IN THE CASE OF PERSONS WHO ARE NOT SECURITIES HOLDERS OF THE COMPANY, THE PAYMENT OF A REASONABLE CHARGE AND (ii) IN ANY EVENT, THAT THE COMPANY MAY REQUIRE PAYMENT OF A REASONABLE CHARGE FOR EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K.

                       APPROVAL OF THE BOARD OF DIRECTORS

     The contents of this Proxy Statement and Information Circular have been approved and the mailing thereof to the Shareholders of the Company has been authorized by the Board of Directors of the Company.

     DATED at Burnaby, British Columbia, Canada, the 26th day of April, 1999.

                                         By Order of the Board of Directors


                                         /s/  ROBERT B. LUNDGREN
                                         ----------------------------------
                                         Robert B. Lundgren
                                         President and
                                         Chief Executive Officer

                             THE LOEWEN GROUP INC.

                                 FORM OF PROXY
                 FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
                            OF THE LOEWEN GROUP INC.

                           TO BE HELD ON JUNE 4, 1999

             THIS PROXY IS SOLICITED BY AND ON BEHALF OF MANAGEMENT

    The undersigned, being a holder of Common shares without par value ("Common Shares") in the capital of The Loewen Group Inc. (the "Company") and hereby revoking any proxy previously given, hereby appoints JOHN S. LACEY, or failing him, ROBERT B. LUNDGREN, or instead of either of them, __________________________________________ as proxyholder of the undersigned, to attend and vote for the undersigned and otherwise act for and on behalf of and in the name of the undersigned at the Annual General Meeting (the "Meeting") of shareholders of the Company, to be held on the 4th day of June, 1999, and at any adjournment or postponement thereof. The undersigned hereby instructs the proxyholder to vote for or vote against, or withhold or abstain from voting, as the case may be, all of the Common Shares in the capital of the Company or such number of shares as may be noted hereon registered in the name of the undersigned on any poll (ballot) in respect of the following matters, details of which are provided in the Proxy Statement and Information Circular, as indicated below.

THE UNDERSIGNED HEREBY AUTHORIZES THE PROXYHOLDER TO VOTE FOR BOTH OF THE NOMINEES FOR DIRECTOR LISTED IN ITEM 1 BELOW AND FOR ALL MATTERS IN ITEMS 2 THROUGH 4 BELOW, UNLESS AN INSTRUCTION TO THE CONTRARY IS INDICATED.

1.   The election of William R. Riedl as a Director of the           FOR [ ] or WITHHOLD [ ]
     Company for a term ending at the fourth annual general
     meeting after the Meeting.

     The election of The Right Honourable John N. Turner, P.C.,      FOR [ ] or WITHHOLD [ ]
     C.C., Q.C. as a Director of the Company for a term ending at the fourth annual general meeting after the Meeting.

2.   The appointment of KPMG LLP as auditors of the Company for      FOR [ ] or WITHHOLD [ ]
     the ensuing year.

3.   To authorize the Directors to fix the remuneration to be        FOR [ ] or AGAINST [ ] or ABSTAIN [ ]
     paid to the auditors.

4.   To approve an amendment of the Outside Director Plan to         FOR [ ] or AGAINST [ ] or ABSTAIN [ ]
     increase the number of Common Shares issuable thereunder by
     200,000 Common Shares.

The Notes to Proxy on the reverse are incorporated in and form part of this form of proxy.

If this form of proxy is returned undated, the undersigned hereby authorizes the Chairman of the Meeting or the Chairman's delegate to fill in the date June 3, 1999.

------------------------------------------------------------
Signature of Shareholder (a proxy may not be valid unless signed)

------------------------------------------------------------
Please Print Name Here

------------------------------------------------------------
Date (a proxy may not be valid unless dated)

                                 NOTES TO PROXY

1. Shareholders who are unable to attend the Meeting are requested to complete and deposit this proxy with CIBC Mellon Trust Company no later than 10:00 a.m. (Pacific Daylight Time), June 3, 1999, at 200 Queens Quay East, Unit 6, Toronto, Ontario, Canada, M5A 4K9, or by mail at P.O. Box 12005 Stn. BRM B, Toronto, Ontario, Canada, M7Y 2K5, or by fax at (416) 368-2502.

2. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR OR AGAINST, OR THE VOTING OF SUCH SHARES WILL BE WITHHELD OR ABSTAINED FROM, AS THE CASE MAY BE, ON ANY POLL (BALLOT) IN RESPECT OF THE ITEMS SET FORTH IN THE FORM OF PROXY AS THE SHAREHOLDER MAY HAVE SPECIFIED BY MARKING AN "X" IN THE PLACE PROVIDED FOR THAT PURPOSE. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED ON ANY POLL (BALLOT) AS IF THE SHAREHOLDER HAD SPECIFIED VOTING FOR (I.E., IN FAVOR OF) THE ITEMS, AND THE SHAREHOLDER HEREBY CONFERS AUTHORITY ON THE PROXYHOLDER OR PROXYHOLDERS HEREBY APPOINTED TO VOTE THE SHARES ACCORDINGLY.

3. EACH SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHICH MAY BE A COMPANY) TO ATTEND AND ACT ON THE SHAREHOLDER'S BEHALF AT THE MEETING OTHER THAN THE PERSONS DESIGNATED IN THIS FORM OF PROXY. IF THE SHAREHOLDER DOES NOT WANT TO APPOINT THE PERSONS DESIGNATED IN THE FORM OF PROXY, THE SHAREHOLDER SHOULD STRIKE OUT THEIR NAMES AND INSERT IN THE BLANK SPACE PROVIDED THE NAME OF THE PERSON THE SHAREHOLDER WISHES TO ACT AS THE SHAREHOLDER'S PROXYHOLDER AND, IF DESIRED, AN ALTERNATE PROXYHOLDER. A PROXYHOLDER OR ALTERNATE PROXYHOLDER NEED NOT BE A SHAREHOLDER OF THE COMPANY.

4. IN THE CASE OF ANY AMENDMENTS OR VARIATIONS TO THE PROPOSED RESOLUTIONS, AND IN THE CASE OF ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, THE SHAREHOLDER HEREBY CONFERS DISCRETIONARY AUTHORITY ON THE PROXYHOLDER HEREBY APPOINTED TO ACT AND VOTE ON THE SHAREHOLDER'S BEHALF ON ANY POLL (BALLOT), AS THE PROXYHOLDER IN THE PROXYHOLDER'S SOLE DISCRETION MAY SEE FIT, ALL IN THE SAME MANNER AND TO THE SAME EXTENT AND WITH THE SAME POWER AS THE SHAREHOLDER COULD, IF THE SHAREHOLDER WERE PERSONALLY PRESENT AT SUCH MEETING. NO SUCH AMENDMENTS, VARIATIONS, OR OTHER MATTERS WERE KNOWN TO MANAGEMENT AT THE TIME THIS PROXY WAS SOLICITED.

5. This proxy may not be valid unless it is dated and signed by the shareholder or by the shareholder's attorney-in-fact duly authorized by the shareholder in writing or, in the case of a corporation, is executed under its corporate seal or by an officer or officers of, or attorney-in-fact for, the corporation duly authorized. If this proxy is executed by an attorney-in-fact for an individual shareholder or joint shareholders or by an officer or officers of, or attorney-in-fact for, a corporate shareholder not under its corporate seal, the instrument so empowering the officer or officers or the attorney-in-fact, as the case may be, or a notarial copy thereof, should accompany the Form of Proxy.

6. This proxy is revocable in the manner described under the heading "Appointment and Revocation of Proxies" in the accompanying Proxy Statement and Information Circular.

                 TO NON-REGISTERED HOLDERS (BENEFICIAL HOLDERS)

In accordance with National Policy Statement No. 41/Shareholder Communication, beneficial shareholders may elect annually to have their name added to an issuer's supplemental mailing list in order to receive interim financial statements. If you are interested in receiving such statements please complete and return this form.

NAME OF CORPORATION:  THE LOEWEN GROUP INC.
                   -------------------------------------------------------------

NAME OF SHAREHOLDER:
                   ------------------------------------------------------
ADDRESS:
       -------------------------------------------------------------------------

       ---------------------------------------- Postal or Zip Code: ------------

I certify that I am a beneficial shareholder.

SIGNATURE:
         -----------------------------------------------------------------------

                                   FIRST CLASS MAIL

                                   TO: CIBC MELLON TRUST COMPANY
                                       PO BOX 7010
                                       ADELAIDE STREET POSTAL STATION
                                       TORONTO, ONTARIO
                                       CANADA
                                       M5C 2W9

                              VOTING INSTRUCTIONS
                          TO CIBC MELLON TRUST COMPANY
               AS PLAN AGENT UNDER THE EMPLOYEE STOCK BONUS PLAN
                ANNUAL GENERAL MEETING OF THE LOEWEN GROUP INC.
                            TO BE HELD JUNE 4, 1999
                 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF

INSTRUCTIONS:
1. PLEASE INSTRUCT CIBC MELLON TRUST COMPANY, BY CHECKING THE APPROPRIATE BOXES, HOW TO VOTE YOUR FIVE COMMON SHARES WITHOUT PAR VALUE ("COMMON SHARES") IN THE CAPITAL OF THE LOEWEN GROUP INC. (THE "COMPANY") FOR EACH OF THE ITEMS SET FORTH BELOW.

2.  DATE, SIGN AND MAIL IN THE ATTACHED ENVELOPE TO CIBC MELLON TRUST COMPANY.

The undersigned participant in the Employee Stock Bonus Plan (hereinafter referred to as the "Plan") of the Company hereby instructs CIBC Mellon Trust Company as Plan Agent to exercise at the above meeting the voting rights pertaining to THE UNDERSIGNED'S FIVE COMMON SHARES OF THE COMPANY UNDER THE PLAN AS FOLLOWS:

VOTING CHOICE FOR THE ELECTION AS A DIRECTOR OF:      FOR       WITHHOLD
William R. Riedl                                      [ ]         [ ]
The Right Honourable John N. Turner, P.C., C.C.,      [ ]         [ ]
  Q.C.
VOTING CHOICE ON THE:
Appointment of KPMG LLP as auditors of the Company    [ ]         [ ]
  for the ensuing year.
VOTING CHOICE ON THE:                                 FOR       AGAINST       ABSTAIN
Resolution authorizing the Directors to fix the       [ ]         [ ]           [ ]
  remuneration to be paid to the auditors.
VOTING CHOICE ON THE:                                 FOR       AGAINST       ABSTAIN
Resolution to approve an amendment of the Outside     [ ]         [ ]           [ ]
  Director Plan to increase the number of Common
  Shares issuable thereunder by 200,000 Common
  Shares

NOTE: IF YOU DATE, SIGN AND MAIL THESE VOTING INSTRUCTIONS TO CIBC MELLON TRUST
      COMPANY BUT DO NOT INSTRUCT CIBC MELLON TRUST COMPANY HOW TO VOTE YOUR FIVE COMMON SHARES WITH RESPECT TO ANY OF THE ITEMS ABOVE, CIBC MELLON TRUST COMPANY, AS PLAN AGENT, WILL VOTE YOUR FIVE COMMON SHARES FOR EACH UNMARKED ITEM. IN THE CASE OF ANY AMENDMENTS OR VARIATIONS TO THE PROPOSED RESOLUTIONS, AND IN THE CASE OF ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, YOU HEREBY CONFER DISCRETIONARY AUTHORITY ON CIBC MELLON TRUST COMPANY, AS PLAN AGENT, TO ACT AND VOTE ON YOUR BEHALF ON ANY POLL (BALLOT) AS MANAGEMENT OF THE COMPANY MAY RECOMMEND.


DATE: ____________________________

__________________________________
Signatures:

__________________________________
Print Name:

                              VOTING INSTRUCTIONS
                          TO CIBC MELLON TRUST COMPANY
                             UNDER THE 401(k) PLAN

                ANNUAL GENERAL MEETING OF THE LOEWEN GROUP INC.
                            TO BE HELD JUNE 4, 1999
                 AND AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF

INSTRUCTIONS:
1. PLEASE INSTRUCT CIBC MELLON TRUST COMPANY, BY CHECKING THE APPROPRIATE BOXES, HOW TO VOTE THE COMMON SHARES WITHOUT PAR VALUE ("COMMON SHARES") IN THE CAPITAL OF THE LOEWEN GROUP INC. (THE "COMPANY") ALLOCATED TO YOU UNDER THE 401(k) RETIREMENT PLAN FOR EACH OF THE ITEMS SET FORTH BELOW.

2.  DATE, SIGN AND MAIL IN THE ATTACHED ENVELOPE TO CIBC MELLON TRUST COMPANY.

The undersigned participant in the 401(k) Plan (hereinafter referred to as the "Plan") of Loewen Group International, Inc. hereby instructs CIBC Mellon Trust Company as Trustee's Agent to exercise at the above meeting the voting rights pertaining to THE COMMON SHARES OF THE COMPANY UNDER THE PLAN AS FOLLOWS:

DATE: ______________________________

____________________________________
Signature:

____________________________________
Print Name:

VOTING CHOICE FOR THE ELECTION AS A DIRECTOR OF:      FOR       WITHHOLD
William R. Riedl                                      [ ]         [ ]
The Right Honourable John N. Turner, P.C., C.C.,      [ ]         [ ]
  Q.C.
VOTING CHOICE ON THE:
Appointment of KPMG LLP as auditors of the Company    [ ]         [ ]
  for the ensuing year.
VOTING CHOICE ON THE:                                 FOR       AGAINST       ABSTAIN
Resolution authorizing the Directors to fix the       [ ]         [ ]           [ ]
  remuneration to be paid to the auditors.
VOTING CHOICE ON THE:                                 FOR       AGAINST       ABSTAIN
Resolution to approve an amendment of the Outside     [ ]         [ ]           [ ]
  Director Plan to increase the number of Common
  Shares issuable thereunder by 200,000 Common
  Shares.

NOTE: IF YOU DATE, SIGN AND MAIL THESE VOTING INSTRUCTIONS TO CIBC MELLON TRUST
      COMPANY BUT DO NOT INSTRUCT CIBC MELLON TRUST COMPANY HOW TO VOTE YOUR COMMON SHARES WITH RESPECT TO ANY OF THE ITEMS ABOVE, CIBC MELLON TRUST COMPANY, AS THE TRUSTEE'S AGENT, WILL VOTE THE COMMON SHARES ALLOCATED TO YOU UNDER THE PLAN FOR EACH UNMARKED ITEM. IN THE CASE OF ANY AMENDMENTS OR VARIATIONS TO THE PROPOSED RESOLUTIONS, AND IN THE CASE OF ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, YOU HEREBY CONFER DISCRETIONARY AUTHORITY ON CIBC MELLON TRUST COMPANY, AS THE TRUSTEE'S AGENT, TO ACT AND VOTE ON YOUR BEHALF ON ANY POLL (BALLOT) AS MANAGEMENT OF THE COMPANY MAY RECOMMEND.

                              THE LOEWEN GROUP INC.

                     1994 OUTSIDE DIRECTOR COMPENSATION PLAN
             (RESTATED AND AMENDED AS AT JANUARY 9, 1997 AND FURTHER
        AMENDED AS AT AUGUST 15, 1997, JUNE 25, 1998 AND APRIL 23, 1999)

                               SECTION 1. PURPOSE

The purpose of the 1994 Outside Director Compensation Plan (the "Plan") is to promote the interests of The Loewen Group Inc. ("TLGI") by attracting and retaining qualified individuals who are neither employees nor officers of TLGI or a Subsidiary (as defined below) to serve as directors of TLGI or a Subsidiary. The Plan is intended to further align the interests of outside directors with the shareholders of TLGI, thereby promoting long-term growth and performance of TLGI.

                             SECTION 2. DEFINITIONS

"ANNUAL FEES" means (i) the annual retainer, (ii) the fees for serving on a Committee, (iii) the fees for serving as Chairman of a Committee and (iv) any other fees for serving as a director of TLGI with respect to an Annual Service Period (other than Meeting Fees), to be paid by TLGI to a TLGI Participant during or in respect of any Annual Service Period, at the rates determined by the Board of Directors in advance of such period.

"ANNUAL FEES ELECTION" means an irrevocable election made in accordance with
Section 5(a).

"ANNUAL SERVICE PERIOD" means an annual period determined by the Board of Directors, which annual period shall be January 1 through December 31 or such other annual period as may be designated from time to time by the Board of Directors.

"APPLICABLE STOCK EXCHANGE" means, with respect to Common Shares issued or Options granted (i) to a Participant who is a resident of Canada, the TSE; and
(ii) to a Participant who is a resident of any country other than Canada, the New York Stock Exchange; provided, however, that the Board of Directors may, subject to any required stock exchange approval, from time to time, designate another Stock Exchange as the Applicable Stock Exchange for purposes of clause
(i) or clause (ii).

"BOARD OF DIRECTORS" means the Board of Directors of TLGI.

"BUSINESS DAY" means any day on which the principal executive offices of TLGI in Burnaby, British Columbia, are open for business and all of the Stock Exchanges are open for trading.

"COMMITTEE" means a committee of the Board of Directors.

"COMMON SHARES" means the Common shares without par value of TLGI.

"DETERMINATION DATE" means (i) with respect to Common Shares issued pursuant to
Section 5(a), the first Business Day of the Annual Service Period to which the Annual Fee Election relates, (ii) with respect to Common Shares granted pursuant to Section 5(b), the first Business Day of the Quarterly Service Period immediately following the Quarterly Service Period to which the Meeting Fees Election relates, (iii) with respect to Options granted pursuant to Section 6, the Grant Date, and (iv) with respect to Options granted pursuant to Section 7, the first Business Day of the first full calendar month that a Participant first serves as a director.

"GRANT DATE" means the date that an Option is granted; provided, however, that if the date the Option is granted is not a Business Day, the Grant Date shall be deemed to be the Business Day immediately following such date of grant.

"MEETING FEES" means the aggregate fee compensation actually earned during a Quarterly Service Period by a TLGI Participant for attending (in person, by telephone, or by videoconference) Board of Director and Committee meetings.

"MEETING FEES ELECTION" means an irrevocable election made in accordance with
Section 5(b).

"OPTION" means an option to acquire Common Shares granted pursuant to Section 6 or Section 7.

"PARTICIPANT" means a TLGI Participant or a Subsidiary Participant.

"PLAN" means this 1994 Outside Director Compensation Plan, as amended and restated.

"QUARTERLY SERVICE PERIOD" means each of the quarters ended March 31, June 30, September 30 and December 31, or such other quarterly periods as may be designated by the Board of Directors from time to time.

"SECURITIES LAWS" means the securities laws of the United States, Canada, the states and territories of the United States, the provinces and territories of Canada, the securities laws of the jurisdiction of residence of any Subsidiary Participant, and applicable laws, rules and regulations promulgated thereunder.

"SHARE PRICE" means (i) with respect to Common Shares, the Weighted Average Trading Price or (ii) with respect to Options, the greater of (A) the weighted average of the trading prices on the Determination Date of the Common Shares on the Applicable Stock Exchange and (B) the Weighted Average Trading Price.

"SHARES" means the Common Shares and any security convertible into or exchangeable for Common Shares.

"STOCK EXCHANGES" means the New York Stock Exchange (or, if the Common Shares are not traded on the New York Stock Exchange, any United States national securities exchange or quotation system on which the Common Shares are traded) and any securities exchange outside of the United States on which the Common Shares are traded.

"SUBSIDIARY" means a direct or indirect subsidiary of TLGI.

"SUBSIDIARY PARTICIPANT" means an individual duly elected or appointed as a director of a Subsidiary who is (i) not an officer or employee of TLGI or any Subsidiary or (ii) not a resident of the United States or Canada.

"TLGI" means The Loewen Group Inc., a body corporate under the laws of British Columbia, Canada.

"TLGI PARTICIPANT" means an individual duly elected or appointed as a director of TLGI who is not also an officer or employee of TLGI or any Subsidiary. Absent action by the Board of Directors to the contrary, an honorary director or a director emeritus shall be deemed to be TLGI Participant.

"TSE" means The Toronto Stock Exchange.

"WEIGHTED AVERAGE TRADING PRICE" means the weighted average trading price of the Common Shares on the Applicable Stock Exchange for the five trading days on which such shares are traded immediately preceding the Determination Date.

"1934 ACT" means the Securities Exchange Act of 1934, as amended.


                            SECTION 3. ADMINISTRATION

The Plan shall be administered by the Board of Directors.

                  SECTION 4. COMMON SHARES SUBJECT TO THE PLAN

The total number of Common Shares that may be issued under the Plan shall not exceed 450,000. The number of Common Shares reserved for issuance to any one person pursuant to options (whether granted under this Plan or otherwise) shall not exceed 5% of the total issued and outstanding Common Shares on a non-diluted basis. If any Options granted under this Plan are surrendered before exercise or lapse without exercise, in whole or in part, then the Common Shares reserved therefor shall continue to be available under the Plan.

                              SECTION 5. ELECTIONS

(a) Annual Fees Election. Not later than ten Business Days prior to the first day of an Annual Service Period, each TLGI Participant may, by filing a written election with TLGI, direct TLGI to pay to such TLGI Participant, in the form of Common Shares, some or all of the Annual Fees payable to such TLGI Participant for the related Annual Service Period (the "Annual Fees Election"). An Annual Fees Election filed with TLGI shall be effective for the entire Annual Service Period to which the Annual Fees Election relates. The number of Common Shares to be issued pursuant to Section 5(a) shall be equal to the Annual Fees or such portion thereof to which the Annual Fee Election relates, divided by the Share Price as at the Determination Date. Such Common Shares shall be issued as soon as is reasonably possible after the last day of the Annual Service Period to which the Annual Fees Election relates. Cash shall be paid in lieu of fractional shares. If actual fees to be paid with respect to any component of Annual Fees is increased during the Annual Service Period, TLGI Participants shall receive such increase in cash and not Common Shares, regardless of whether an Annual Fees Election has been made.

(b) Meeting Fees Election. Each TLGI Participant may deliver a notice to TLGI directing TLGI to pay to such TLGI Participant, in the form of Common Shares, some or all of the Meeting Fees for the immediately preceding Quarterly Service Period (the "Meeting Fees Election"); provided, however, that the first Quarterly Service Period for which a Meetings Fees Election may be filed is the quarter ended March 31, 1997. The Meeting Fees Election shall be delivered to TLGI between the 40th and 60th day following the relevant Quarterly Service Period. The number of Common Shares to be issued pursuant to Section 5(b) shall be equal to the Meeting Fees to which the Meeting Fee Election relates, divided by the Share Price as at the Determination Date. Such Common Shares shall be issued as soon as is reasonably possible after the due date of the relevant Meetings Fee Election. Cash shall be paid in lieu of fractional shares.

                       SECTION 6. ANNUAL GRANT OF OPTIONS

On June 1 of each year or such other date as the Board of Directors shall determine, each TLGI Participant who is a Board member immediately following the last meeting of shareholders in which directors have been elected (a "Shareholders' Meeting") shall receive an annual grant of Options; provided, however, that with respect to the year commencing June 1, 1996, the annual grant of Options shall occur on January 9, 1997. In addition, each TLGI Participant who is a Committee member immediately following the Shareholders' Meeting shall receive a grant of Options for service as a Committee member. The number of Options to be granted for Board service and Committee service shall be determined annually by the Board of Directors by no later than the last physical Board meeting held prior to June 1 of the relevant year.

                     SECTION 7. INITIAL AND ONE-TIME GRANTS

A TLGI Participant who is initially appointed (rather than elected at a Shareholders' Meeting) to the Board of Directors shall, on the first Business Day of the first full calendar month after the date during which such appointment occurred, receive an initial grant of Options in an amount to be determined by the Board of Directors. In addition, the Board of Directors shall have the discretion to make a one-time grant of up to 2,000 Options to a Subsidiary Participant, such grant to be made as of the first Business Day of the first full calendar month after the date on which a Subsidiary Participant is initially elected or appointed to a Subsidiary board of directors.

                           SECTION 8. OPTION AGREEMENT

Each Option granted under the provisions of this Plan shall be evidenced by an option agreement ("Option Agreement") in such form as may be approved by the Board of Directors, which agreement shall be duly executed and delivered on behalf of TLGI and by the Participant to whom such Option is granted. The Option Agreement shall contain such terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board of Directors.

                           SECTION 9. TERMS OF OPTIONS

(a)     Exercise Price. The Option exercise price shall be the Share Price.

(b) Term. Except as determined pursuant to Section 12 hereof, each Option shall expire ten years after the Grant Date.

(c) Vesting; Exercise. Each Option Agreement shall specify the dates upon which all or any installment of the Option will be exercisable. An Option may be exercised when installments vest and at any time and from time to time thereafter with respect to all or a portion of the Common Shares covered by such vested installments. In addition, if an Offer (as hereinafter defined) is made, the Board of Directors may while the Offer remains outstanding:

        (i) determine that each Option granted by TLGI to purchase Common Shares shall, notwithstanding any vesting period or deferral of the right to exercise otherwise applicable, be immediately exercisable effective on and after a date declared by the Board of Directors, or Committee, to be an advanced exercise date ("Advanced Exercise Date"); and

        (ii) rescind any declaration of an Advanced Exercise Date but no such rescission shall affect the validity of the exercise of such Option if validly exercised on or after a particular Advanced Exercise Date and before the date of rescission of the declaration of the particular Advanced Exercise Date.

For the purposes hereof, "Offer" means an offer to acquire Shares made to the holders of Shares where the Shares which are the subject of the offer to purchase, together with the offeror's then presently owned Shares, will in the aggregate exceed twenty percent (20%) of the outstanding Shares and where two or more persons or companies make offers jointly or in concert or intending to exercise jointly or in concert any voting rights attaching to the Shares to be acquired, then the Shares owned by each of them shall be included in the calculation of the percentage of the Shares owned by each of them. Paragraphs (i) and (ii) shall apply to each Option granted or to be granted by TLGI, which is outstanding at the time of any such declaration regardless of the date of grant thereof, provided that all other terms and conditions of the Option shall continue to apply and nothing herein shall operate to extend, enlarge or revise any Option which has expired, has been exercised, has been canceled or otherwise has ceased to exist.

(d) Payment. An Option shall be exercised by delivery of a written notice of such exercise to TLGI at its principal executive office, together with full payment of the aggregate exercise price for the Common Shares with respect to which the Option is exercised.

(e) Share Issuance. Upon payment of the aggregate exercise price, TLGI shall issue the Common Shares so acquired as soon as is reasonably possible.

                      SECTION 10. OPTIONS NOT TRANSFERABLE

An Option granted under the Plan shall not be transferred, pledged or assigned except to the extent permitted by applicable Securities Laws and the applicable rules and regulations of the Stock Exchanges and (i) only as hereinafter provided or (ii) with the approval of the Board of Directors.

                     SECTION 11. PROTECTION AGAINST DILUTION

The Board of Directors shall adjust the number of Common Shares covered by the Plan and any Option in a manner which it considers equitable to reflect any change in the capitalization of TLGI including, but not limited to, such changes as stock dividends, consolidations and subdivisions of shares or changes resulting from an amalgamation of TLGI with one or more corporations. No fractional shares or rights to acquire a fractional share will be created as a result of an adjustment made pursuant to this section. The Board of Directors shall also adjust the exercise price under any Option in a manner which it considers equitable if the number of Common Shares covered by the Option is adjusted pursuant to this section.

                      SECTION 12. PERSONAL HOLDING COMPANY

To the extent permitted by applicable Securities Laws and the applicable rules and regulations of the Stock Exchanges, a Participant shall be entitled to direct TLGI (i) to issue Shares or Options to a personal holding company of which the Participant holds all of the direct and indirect interests ("PHC") or
(ii) to permit the transfer by a Participant of his or her Options to a PHC.

                SECTION 13. EFFECT OF TERMINATION OF DIRECTORSHIP

(a) Death. In the event of the death of a Participant, the Participant's personal legal representatives (the "Successors") or PHC, as the case may be, may exercise any Options previously issued to the extent that such Options are exercisable at the date of death, but no further vesting shall occur. Absent the prior written consent of the Board of Directors, any such

Option must be exercised prior to the earlier to occur of (i) two years after the date of death and (ii) the expiration date of the Option. In addition, the Successors or the PHC, as the case may be, shall be entitled to receive, on behalf of a deceased TLGI Participant, a pro rata amount of the Common Shares that the TLGI Participant elected to receive pursuant to Section 5(a), and all of the Common Shares that the TLGI Participant elected to receive pursuant to
Section 5(b).

(b) Termination by Board Resolution. If a Participant's directorship is terminated by resolution of the Board of Directors or the board of directors of a Subsidiary, all Options previously issued to such Participant or PHC, as the case may be, shall expire on a date to be determined by the Board of Directors. Until such date, any Options previously issued may be exercised to the extent that such Options are exercisable on the termination date, but no further vesting shall occur. The Board of Directors shall also determine the extent, if at all, that such TLGI Participant or PHC, as the case may be, shall receive any Common Shares with respect to the Annual Service Period during which such termination occurs.

(c) Other Termination. In the event that a Participant's directorship terminates for any reason other than by death or by resolution, any Options previously issued may be exercised, to the extent that such Options are exercisable on the termination date, but no further vesting shall occur. Any such Options must be exercised prior to the earlier to occur of (i) forty-five days after the date of termination and (ii) the expiration date of the Option. A TLGI Participant or PHC, as the case may be, shall be entitled to receive a pro rata amount of the Common Shares that the TLGI Participant elected to receive pursuant to Section 5(a), and all of the Common Shares that the TLGI Participant elected to receive pursuant to Section 5(b).

(d) Honorary/Emeritus Director. Notwithstanding Sections 13(a) and 13(b) above, a director who becomes an honorary director or director emeritus shall not be deemed to be terminated as a result of assuming such status.

(e) Share Certificates. A certificate representing Common Shares to be acquired pursuant to this Section 13 shall be issued in accordance with Section 5(a), 5(b) or 9(e), as the case may be.

                 SECTION 14. RESTRICTIONS ON ISSUANCE OF SHARES

TLGI shall have no obligation to issue any Common Shares or deliver any certificate representing Common Shares until the following conditions shall be satisfied:

        (i) At the time of the issue, (A) such shares effectively shall have been registered or qualified by prospectus, as the case may be, under applicable Securities Laws as now in force or hereafter amended or (B) counsel for TLGI shall have given an opinion that such shares are exempt from registration or qualification by prospectus, as the case may be, under Securities Laws as now in force or hereafter amended; and

        (ii) TLGI shall have complied with all regulations imposed by the Stock Exchanges.

In addition, any such certificate shall bear such restrictive legends as TLGI determines are necessary or desirable, from time to time, in order to comply with applicable Securities Laws and all regulations imposed by the Stock Exchanges.

                      SECTION 15. TERMINATION OR AMENDMENT

Subject to regulatory approval and, where required, approval of the shareholders of TLGI, the Board of Directors may, at any time and for any reason, amend or terminate the Plan. The Plan shall remain in effect until it is so terminated by the Board of Directors. No Options may be granted under this Plan after its termination, but no termination or amendment of the Plan shall affect any previously granted Option.

                         SECTION 16. GENERAL LIMITATIONS

Neither the Participant, the Participant's Successors nor the Participant's PHC shall have any rights as a shareholder of TLGI with respect to Common Shares covered by Options until the Participant, Participant's Successors or PHC, as the case may be, becomes the holder of record of such shares.

                                SECTION 17. RISK

EACH PARTICIPANT ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE COMMON SHARES.

                           SECTION 18. APPLICABLE LAW

All questions concerning the interpretation, validity and construction of this Plan and the instruments evidencing Options shall be governed by the internal law, and not the law of conflicts, of the Province of British Columbia.

                  SECTION 19. COMPLIANCE WITH CERTAIN U.S. LAWS

So long as TLGI is subject to Section 16 of the 1934 Act, any equity security, as defined in the rules and regulations under the 1934 Act, offered pursuant to the Plan may not be sold for at least six months after the date of grant thereof, and any derivative security, as defined in the rules and regulations promulgated under Section 16, offered pursuant to the Plan may not be sold for at least six months after the acquisition thereof, except in the event of the death or disability of the holder thereof. To the extent that any provision of this Plan or action by the Board of Directors fails to comply with the rules and regulations promulgated under Section 16, it shall be null and void to the extent permitted by law and deemed advisable by the Board of Directors.


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